[LOGO OF SMITH BARNEY]




                                 SMITH BARNEY
                                 MID CAP BLEND
                                          Fund



                                                            STYLE PURE SERIES

                                                            SEMI-ANNUAL REPORT

                                                            MAY 31, 2000


                            [LOGO OF SMITH BARNEY]

                Your Serious Money. Professionally Managed.(SM)

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney
Mid Cap Blend Fund

--------------------------------------------------------------------------------

The Smith Barney Mid Cap Blend Fund)("Fund") seeks long-term growth of capital by investing primarily in the equity securities of medium-sized companies that fall within the market capitalization range of companies in the Standard & Poor's MidCap 400 Index* ("S&P MidCap 400").


Smith Barney Mid Cap Blend Fund
Average Annual Total Returns
May 31, 2000

                                                 Without Sales Charges(1)
                                               -----------------------------
                                                Class A   Class B   Class L
================================================================================
Six-Month+                                      22.00%    21.52%    21.59%
--------------------------------------------------------------------------------
One-Year                                        36.02     34.95     34.95
--------------------------------------------------------------------------------
Since Inception++                               46.96     45.85     45.85
================================================================================

                                                 With Sales Charges(2)
                                               -----------------------------
                                                Class A   Class B   Class L
================================================================================
Six-Month+                                      15.92%    16.52%    19.36%
--------------------------------------------------------------------------------
One-Year                                        29.25     29.95     32.56
--------------------------------------------------------------------------------
Since Inception++                               42.71     44.12     44.98
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

*    "S&P(R)" is a trademark of Standard & Poor's, a division of the McGraw
     Hill Companies, Inc. The size of the companies in the S&P MidCap 400 changes with market conditions and with the composition of the S&P MidCap
     400. As of June 19, 2000, the largest market capitalization of a company in the Index was approximately $13 billion and the smallest was approximately $140 million.

** Mid-capitalization companies may be more volatile and susceptible to loss than large-capitalization companies. Mid-capitalization companies may have more limited product lines, markets and financial resources than large-capitalization companies.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++   Inception date for Class A, B and L shares is September 1, 1998.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

We believe that mid-capitalization stocks still represent one of the best investment opportunities today. In our opinion, shareholders may be getting the best of both worlds u potentially less relative risk than small-capitalization stocks and potentially more relative value than large-capitalization stocks. Moreover, by investing in the Smith Barney Mid Cap Blend Fund, you are participating in companies that fall slightly below the radar screen of the investment community, yet still have established track records. Our objective is to find companies with solid fundamentals that have yet to be "discovered" by Wall Street. Please bear in mind that mid-cap stocks may involve more risk than large-cap stocks.**

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------
                          Class A              SBMAX
                          Class B              SBMDX
                          Class L              SBMLX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

A Message from the Chairman .................................................  1

Shareholder Letter ..........................................................  2

Historical Performance ......................................................  5

Smith Barney Mid Cap Blend Fund
   at a Glance ..............................................................  7

Schedule of Investments .....................................................  8

Statement of Assets and Liabilities ......................................... 12

Statement of Operations ..................................................... 13

Statements of Changes in Net Assets ......................................... 14

Notes to Financial Statements ............................................... 15

Financial Highlights ........................................................ 19

--------------------------------------------------------------------------------
A Message from the Chairman
--------------------------------------------------------------------------------

HEATH B.
MCLENDON

[PHOTO OF HEATH B. MCLENDON]

Chairman


Dear Shareholder:

The U.S. economy has continued its rate of historic growth in the new millennium. However, the U.S. markets have been characterized by record volatility, leaving many investors with little or no indication of the future direction of the market.

At SSB Citi Asset Management, Citigroup's asset management division, we remain firmly committed to our belief that individual company selection should continue to be the primary focus of any investor in any market. We believe that those companies with excellent products, strong management and a sound business plan should be well positioned to deliver continued earnings growth in the evolving global economy.

We provide some 100 million people, businesses, governments and institutions in over 100 countries with a broad range of financial products and services. SSB Citi Asset Management offers you access to a broad range of products including equities, fixed income and money markets. Our global resources are extensive, far-reaching and powerful, with a strong presence in the U.S., Europe, Japan, Latin America, Asia Pacific and Australia.

We invite you to explore our capabilities as a market leader in areas such as retirement, tax and estate planning. When you invest with SSB Citi Asset Management, you can do so with the confidence that your interests come first, your investment success is paramount, and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon

Chairman

June 19, 2000


--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                               1

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------


[PHOTO OF LAWRENCE WEISSMAN, CFA]

LAWRENCE
WEISSMAN, CFA

Vice President and
Investment Officer


Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Mid Cap Blend Fund ("Fund") for the period ended May 31, 2000. In this report, we summarized the period's prevailing economic and market conditions and outlined our portfolio strategy.(1) A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Performance Update(2)

For the six months ended May 31, 2000, the Fund's Class A, B and L shares, without sales charges, returned 22.00%, 21.52% and 21.59%, respectively. The Fund's Class A, B and L shares, with sales charges, returned 15.92%, 16.52% and 19.36%, respectively for the same period. In comparison, the Standard & Poor's MidCap 400 Index ("S&P MidCap 400")(3)posted a gain of 13.78% on a total return basis for the same period.

Mid-Cap Market Update

Since the Fund's inception on September 1, 1998, we have remained committed to our investment style to focus on maintaining a quality-oriented portfolio that we believe should provide higher returns with potentially lower risk over time. We believe our positive performance during the period was due both to our solid stock selections and adherence to our disciplined, conservative investment management style. Of course, past performance is not indicative of future results.

In seeking to accomplish the Fund's investment objective, we follow an approach that focuses on companies that we perceive have significant advantages and excellent competitive positions in the marketplace. In our view, many of these companies are leaders in their respective fields and are poised to leverage their leadership positions. We also look for consistent growth, strong management, positive cash flow and high return on equity ("ROE")(4)as key factors in determining whether to invest in a prospective company.

From 1995 through the beginning of 1999, large-capitalization stocks significantly outperformed small-and mid-capitalization companies. However, beginning early in 1999, this performance disparity began to reverse as earnings for mid-cap companies relative to large-cap companies began to accelerate. Historically, these factors have led to the outperformance of mid-cap stocks. Indeed, since the inception of the Fund, mid-cap stocks, for the most part, have outperformed large-cap stocks as many highly visible large-cap companies reported disappointing earnings that resulted in significant share price declines. Consensus earnings estimates from Wall Street suggest that mid-cap companies should continue to grow earnings at a faster pace than many large-cap companies. In our opinion, this should lead to relative outperformance of mid-cap stocks for the next couple of years.

-----------
1 The information provided represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the portfolio.

2 Please note that the fund's holdings are subject to change and any discussion of holdings is as of May 31, 2000. Please refer to pages 8 through 11 for a complete list and percentage breakdown of the Fund's holdings.

3 The S&P MidCap 400 consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. An investor cannot invest directly in an index.

4 ROE expressed as a percentage, shows the amount earned on a company's common stock investment for a given period. The percentage indicates to common shareholders how effectively their investment is being employed.


--------------------------------------------------------------------------------
2                                       2000 Semi-Annual Report to Shareholders

In addition to strong company fundamentals, we think the other potential drivers of mid-cap performance include increasing institutional ownership, greater coverage by Wall Street analysts and higher merger and acquisition activity among mid-cap stocks. In fact, we have already seen these trends impact many of the stocks we own.

Investment Strategy and Portfolio Update

As its name implies, the Mid Cap Blend Fund combines growth and value investment styles in an effort to provide our shareholders with consistent returns. (Growth investing typically focuses on the stocks of companies with above average earnings growth and profitability with the expectation of above average return potential. Value investing attempts to identify companies whose valuation may be below average relative to earnings and/or assets.)

We define mid-cap companies as companies with market capitalizations in the range of approximately $140 million to $13 billion, the range represented by the S&P MidCap 400 as of June 19, 2000. Presently, the companies held in the Fund have an average market capitalization of approximately $5 billion. We describe our investment style as one that focuses on companies that are in the middle of their growth phase. That is, we seek to purchase companies once they have reached a certain level of success and stability and before they are widely recognized by investors as high-quality, blue-chip companies.

In addition, we look to form a relationship with the management of those companies whose stocks we own in the Fund. We find that the more thorough research we conduct on a particular company, the better chance we have of finding quality companies with what we deem to be undervalued stock prices.

We plan to be long-term investors in the majority of the companies held in the Fund. In our view, if we are buying quality companies that continue to grow, there is really no reason to eliminate them from the portfolio. We generally have only four reasons for selling a stock:

 . The first is a change in the fundamentals. It is possible that the company's niche is not as protected as it once was, or the company may be heading in a different direction and diluting the value of its franchise.

 . A second reason is that if a stock, in our opinion, is grossly overvalued. We will either sell or reduce positions that begin to reach extraordinary valuations.

 . Thirdly, we reduce positions if a stock becomes too dominant a holding in the portfolio.

 . Our final reason for selling a stock is that we simply have found another company that we deem represents a better opportunity for the Fund's portfolio.

As of May 31, 2000, the Fund's portfolio was comprised of 97 stocks representing approximately 82% of net assets. We invest most of the remaining cash in mid-cap futures so that we remain relatively fully invested. We expect to increase the percentage of the Fund's assets held in stock over time, as we attempt to take advantage of short-term price swings by purchasing our favored stocks at opportune times. We also anticipate, over time, that the number of holdings in the Fund's portfolio should remain approximately at the current level.

The average price/earnings ("P/E") ratio(5)for the portfolio is approximately equal to that of the Standard & Poor's 500 Index ("S&P 500")(6)while the growth rate for the portfolio approximately doubles that for the S&P 500. Currently, the Fund's largest sector concentrations are in technology, finance, and consumer. Relative to the S&P MidCap 400, the Fund has a neutral weighting in the technology sector, the largest sector of the S&P MidCap 400.


-------------
5 The P/E ratio is the current price of a stock divided by its current earnings per share.

6 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. An investor cannot invest directly in an index.


--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                               3

In the technology sector, our largest holdings were in companies such as Applied Micro Circuits, Xilinx, and Maxim Integrated Products. These companies remain focused on communications, which we believe represents a strong driver for the technology market. Applied Micro Circuits, for example, is currently benefiting from a strong demand for optical systems and a broadening of its customer base.

The Fund is presently overweighted in the financial sector, and although this sector has been under pressure this year due to rising interest rates, we believe financial services provides the best risk and return tradeoff of any sector in the market today. As interest rate fears begin to subside, we believe our investment in financial services companies such as Providian, Ambac Financial Group, and Capital One Financial should positively contribute to performance over the near term. Of course, no guarantees can be given that our expectations will be realized.

The Fund has a neutral weighting in the consumer services sector with our largest holdings in Imax and Entercom Communications. Imax reported a strong quarter due in part to the success of the re-release of Fantasia,o the Walt Disney animated film that has been shown exclusively in Imax theaters. The success of "Fantasia",o in our view, may validate Imax's giant-screen theater systems as another outlet for the presentation of major motion pictures. Entercom Communications remains one of the fastest-growing radio companies, having established market-leading stations in many of the top markets.

In addition, the Fund's holdings in Sepracor, a specialty pharmaceutical company; Affymetrix, a genomics company; VERITAS Software, a leading supplier of storage management software and FactSet Research Systems, a leading provider of online-integrated database services to the financial services community, continue to provide highly competitive returns. We also maintain a favorable outlook on Keebler Foods, which continues to rapidly build on its well-known franchise.

In closing, while no guarantees can be made, we believe that our investments in the mid-cap stock arena have solid future growth potential and should continue to provide competitive returns going forward.

Thank you for investing in the Smith Barney Mid Cap Blend Fund and your continued confidence in our investment management approach.

Sincerely,

Lawrence Weissman, CFA
Vice President and
Investment Officer

June 19, 2000

--------------------------------------------------------------------------------
Top Ten Holdings*                                             As of May 31, 2000
--------------------------------------------------------------------------------

 1. Sepracor Inc.                                                           2.8%
--------------------------------------------------------------------------------
 2. Newfield Exploration Co.                                                2.1
--------------------------------------------------------------------------------
 3. Keebler Foods Co.                                                       2.1
--------------------------------------------------------------------------------
 4. Ambac Financial Group, Inc.                                             2.0
--------------------------------------------------------------------------------
 5. ACE Ltd.                                                                2.0
--------------------------------------------------------------------------------
 6. Fiserv, Inc.                                                            2.0
--------------------------------------------------------------------------------
 7. XL Capital, Ltd., Class A Shares                                        2.0
--------------------------------------------------------------------------------
 8. Providian Financial Corp.                                               1.8
--------------------------------------------------------------------------------
 9. FactSet Research Systems Inc.                                           1.8
--------------------------------------------------------------------------------
10. Vulcan Materials Co.                                                    1.7
--------------------------------------------------------------------------------
* As a percentage of total common stock.



4                                        2000 Semi-Annual Report to Shareholders
--------------------------------------------------------------------------------

================================================================================================
Historical Performance -- Class A Shares
================================================================================================

                                  Net Asset Value
                                ---------------------
                                Beginning      End       Income      Capital Gain       Total
Period Ended                    of Period   of Period   Dividends   Distributions     Returns(1)
================================================================================================
5/31/00                          $17.74      $21.49      $0.00         $0.15           22.00%+
------------------------------------------------------------------------------------------------
11/30/99                          13.63       17.74       0.01          0.55           34.36
------------------------------------------------------------------------------------------------
Inception* -- 11/30/98            11.40       13.63       0.00          0.00           19.56+
================================================================================================
   Total                                                 $0.01         $0.70
================================================================================================

================================================================================================
Historical Performance -- Class B Shares
================================================================================================

                                  Net Asset Value
                                ---------------------
                                Beginning      End       Income      Capital Gain       Total
Period Ended                    of Period   of Period   Dividends   Distributions     Returns(1)
================================================================================================
5/31/00                          $17.58      $21.21      $0.00         $0.15           21.52%+
------------------------------------------------------------------------------------------------
11/30/99                          13.60       17.58       0.00          0.55           33.43
------------------------------------------------------------------------------------------------
Inception* -- 11/30/98            11.40       13.60       0.00          0.00           19.30+
================================================================================================
   Total                                                 $0.00         $0.70
================================================================================================

                                  Net Asset Value
                                ---------------------
                                Beginning      End       Income      Capital Gain       Total
Period Ended                    of Period   of Period   Dividends   Distributions     Returns(1)
================================================================================================
5/31/00                          $17.57      $21.21      $0.00         $0.15           21.59%+
------------------------------------------------------------------------------------------------
11/30/99                          13.60       17.57       0.00          0.55           33.35
------------------------------------------------------------------------------------------------
Inception* -- 11/30/98            11.40       13.60       0.00          0.00           19.30+
================================================================================================
   Total                                                 $0.00         $0.70
================================================================================================

                                  Net Asset Value
                                ---------------------
                                Beginning      End       Income      Capital Gain       Total
Period Ended                    of Period   of Period   Dividends   Distributions     Returns(1)+
================================================================================================
5/31/00                          $17.78      $21.58      $0.00         $0.15           22.23%
------------------------------------------------------------------------------------------------
Inception* -- 11/30/99            13.65       17.78       0.01          0.55           34.49
================================================================================================
   Total                                                 $0.01         $0.70
================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.



--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                               5

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                               Without Sales Charges(1)
                                       -----------------------------------------
                                       Class A    Class B    Class L    Class Y
================================================================================
Six Months Ended 5/31/00+               22.00%     21.52%     21.59%     22.23%
--------------------------------------------------------------------------------
Year Ended 5/31/00                      36.02      34.95      34.95      36.49
--------------------------------------------------------------------------------
Inception* through 5/31/00              46.96      45.85      45.85      39.50
================================================================================

                                               Without Sales Charges(2)
                                       -----------------------------------------
                                       Class A    Class B    Class L    Class Y
================================================================================
Six Months Ended 5/31/00+               15.92%     16.52%     19.36%     22.23%
--------------------------------------------------------------------------------
Year Ended 5/31/00                      29.25      29.95      32.56      36.49
--------------------------------------------------------------------------------
Inception* through 5/31/00              42.71      44.12      44.98      39.50
================================================================================

--------------------------------------------------------------------------------
Cummulative Total Returns
--------------------------------------------------------------------------------

                                                        Without Sales Charges(1)
================================================================================
Class A (Inception* through 5/31/00)                             95.99%
--------------------------------------------------------------------------------
Class B (Inception* through 5/31/00)                             93.43
--------------------------------------------------------------------------------
Class L (Inception* through 5/31/00)                             93.43
--------------------------------------------------------------------------------
Class Y (Inception* through 5/31/00)                             64.39
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 * Inception date for Class A, B and L shares is September 1, 1998 and for Class Y shares is December 3, 1998.

 + Total return is not annualized, as it may not be representative of the total return for the year.




--------------------------------------------------------------------------------
6                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A, B and L Shares of the
Smith Barney Mid Cap Blend Fund vs. Standard & Poor's MidCap 400 Index+
--------------------------------------------------------------------------------
                                    [GRAPH]

                          September 1998 -- May 2000

                  Smith Barney    Smith Barney      Smith Barney
                 Mid Cap Blend    Mid Cap Blend    Mid Cap Blend      S&P 400
  Date            Fund-Class A     Fund-Class B     Fund-Class L    Midcap Index


  9/1/98              9,500           10,000           9,797           10,000
11/30/98             11,358           11,430          11,706           12,505
 5/31/99             13,689           13,833          14,084           14,218
11/30/99             15,261           15,518          15,743           15,178
 5/31/00             18,619           18,943          19,141           17,269


+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on September 1, 1998, assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, through May 31, 2000. The Standard & Poor's MidCap
   400 Index ("S&P MidCap 400") is a market-value weighted index, consisting of 400 domestic stocks chosen for market size liquidating and industry group representation. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor may not invest directly in an index. The performance of the Fund's other class may be greater or less than the Class A, B and L shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


                   Industry Diversification of Common Stock*
--------------------------------------------------------------------------------
 4.7%         Commercial Services

 4.5%         Consumer Durables

 3.7%         Consumer Non-Durables

 6.5%         Consumer Services

18.8%         Finance

 6.4%         Health Care -- Drugs

 8.2%         Industrial Services

 3.3%         Producer Manufacturing

22.3%         Technology

 3.6%         Telecommunications

18.0%         Other

* As a percentage of total common stock.


                            Investment Breakdown**
--------------------------------------------------------------------------------

                                    [GRAPH]

                          17.7% Repurchase Agreements

                              82.3% Common Stock


** As a percentage of total investments.

--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                                7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                               May 31, 2000
--------------------------------------------------------------------------------

  SHARES                          SECURITY                            VALUE
================================================================================

COMMON STOCK -- 82.3%
Building Materials -- 1.4%
     293,100  Vulcan Materials Co.                                $ 13,702,425
--------------------------------------------------------------------------------
Commercial Services -- 3.9%
     148,416  Advent Software, Inc.*                                 5,584,152
     110,600  Convergys Corp.*                                       4,970,087
     540,320  FactSet Research Systems Inc.                         13,913,240
     374,550  Valassis Communications, Inc.*                        12,360,150
--------------------------------------------------------------------------------
                                                                    36,827,629
--------------------------------------------------------------------------------
Consumer Durables -- 3.7%
     207,453  Electronic Arts, Inc.*                                13,251,060
     274,700  Harley-Davidson, Inc.                                 10,232,575
     109,815  SPX Corp.*                                            11,564,892
--------------------------------------------------------------------------------
                                                                    35,048,527
--------------------------------------------------------------------------------
Consumer Non-Durables -- 3.0%
     448,640  Keebler Foods Co.                                     16,263,200
     476,050  The Pepsi Bottling Group, Inc.+                       12,436,806
--------------------------------------------------------------------------------
                                                                    28,700,006
--------------------------------------------------------------------------------
Consumer Services -- 5.3%
     166,450  Cablevision Systems Corp., Class A Shares*+           10,423,931
     149,000  Entercom Communications Corp.*+                        6,779,500
     517,300  Imax Corp.*+                                          11,251,275
     470,280  Premier Parks Inc.*                                   11,198,543
     249,640  Spanish Broadcasting System, Inc.*                     4,243,880
      66,250  Univision Communications Inc.*                         6,823,750
--------------------------------------------------------------------------------
                                                                    50,720,879
--------------------------------------------------------------------------------
Electronics -- Instruments -- 0.3%
      77,900  Gemstar International Group Ltd.*                      3,305,881
--------------------------------------------------------------------------------
Electronics -- Semiconductors -- 0.9%
      82,900  National Semiconductor Corp.*                          4,455,875
      86,450  Vitesse Semiconductor Corp.*                           4,376,531
--------------------------------------------------------------------------------
                                                                     8,832,406
--------------------------------------------------------------------------------
Energy -- 2.6%
     164,400  Anadarko Petroleum Corp.                               8,723,475
     392,360  Newfield Exploration Co.*                             16,430,075
--------------------------------------------------------------------------------
                                                                    25,153,550
--------------------------------------------------------------------------------
Finance -- 15.5%
     586,890  ACE Ltd.                                              15,735,988
     317,010  Ambac Financial Group, Inc.+                          15,969,379
     540,250  Annuity and Life Re Holdings, Ltd.+                   13,033,531
     224,100  Arthur J. Gallagher & Co.                              8,669,869
     246,550  Capital One Financial Corp.                           11,649,487
     211,173  Commerce Bancorp, Inc.                                 9,687,561
     192,800  Countrywide Credit Industries, Inc.                    5,928,600
     425,015  IndyMac Mortgage Holdings, Inc.*                       5,551,758
     145,400  Marshall & Ilsley Corp.                                7,051,900


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                     May 31, 2000
--------------------------------------------------------------------------------

  SHARES                          SECURITY                             VALUE
================================================================================
Finance -- 15.5% (continued)
      434,803  Nationwide Financial Services, Inc.,
                Class A Shares+                                 $ 12,337,535
      307,350  North Fork Bancorporation, Inc.                     5,090,484
      156,850  Providian Financial Corp.                          13,949,847
       45,900  State Street Corp.                                  5,117,850
       95,350  Waddell & Reed Financial, Inc.                      2,616,166
      258,050  XL Capital Ltd., Class A Shares                    15,353,975
--------------------------------------------------------------------------------
                                                                 147,743,930
--------------------------------------------------------------------------------
Health Care -- Drugs -- 5.3%
       46,025  Affymetrix, Inc.*+                                  5,465,469
       99,600  Forest Laboratories, Inc.*                          8,814,600
       45,100  Genentech, Inc.*+                                   4,842,612
       40,700  MedImmune, Inc.                                     6,323,762
       34,000  Millennium Pharmaceuticals, Inc.*                   2,843,250
      230,065  Sepracor Inc.+                                     21,999,966
--------------------------------------------------------------------------------
                                                                  50,289,659
--------------------------------------------------------------------------------
Health Care -- Services -- 0.9%
      119,720  Wellpoint Health Networks Inc.*                     8,694,665
--------------------------------------------------------------------------------
Industrial Services -- 6.7%
      117,150  AES Corp.*+                                        10,221,338
      181,125  BJ Services Co.*                                   12,973,078
       81,300  Calpine Corp.*                                      8,612,719
      194,400  Cooper Cameron Corp.*                              13,559,400
      322,835  Diamond Offshore Drilling, Inc.+                   13,195,881
      120,300  Weatherford International, Inc.*                    5,180,419
--------------------------------------------------------------------------------
                                                                  63,742,835
--------------------------------------------------------------------------------
Process Industries -- 2.3%
      255,030  Bowater Inc.                                       13,181,863
      215,701  Ecolab Inc.                                         8,250,526
--------------------------------------------------------------------------------
                                                                  21,432,389
--------------------------------------------------------------------------------
Producer Manufacturing -- 2.7%
      120,300  Grant Prideco, Inc.*                                2,796,975
      324,850  Molex Inc., Class A Shares                         11,978,844
      376,600  Mueller Industries, Inc.*                          11,062,625
--------------------------------------------------------------------------------
                                                                  25,838,444
--------------------------------------------------------------------------------
Retail -- 2.2%
      221,500  Bed Bath & Beyond Inc.*                             8,153,969
       97,801  Best Buy Co., Inc.*+                                6,259,201
      105,200  Dollar Tree Stores, Inc.*                           6,259,400
--------------------------------------------------------------------------------
                                                                  20,672,570
--------------------------------------------------------------------------------
Technology -- 18.4%
      153,350  ADC Telecommunications, Inc.*                      10,303,203
        4,665  Aether Systems, Inc.*                                 641,146
       76,000  Applied Micro Circuits Corp.*                       7,543,000
      126,600  Atmel Corp.*                                        4,834,538
        4,905  Avanex Corp.*                                         333,540
       90,100  Citrix Systems, Inc.*                               4,741,513


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                                9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                     May 31, 2000
--------------------------------------------------------------------------------

  SHARES                            SECURITY                           VALUE
================================================================================
Technology -- 18.4% (continued)
      27,600  CMGI, Inc.*                                          $  1,319,625
      13,600  eBay Inc.*                                                850,850
     333,050  Fiserv, Inc.*                                          15,570,087
      24,400  InfoSpace, Inc.*                                        1,058,350
     164,820  Intuit Inc.*                                            5,974,725
     141,200  Jabil Circuit, Inc.*                                    5,153,800
      15,000  Juniper Networks, Inc.*                                 2,627,812
     134,900  L-3 Communications Holdings, Inc.*                      7,554,400
      84,750  Lexmark International Group, Inc.,
               Class A Shares*                                        5,911,313
     192,505  Linear Technology Corp.                                11,369,827
     139,200  Maxim Integrated Products, Inc.*                        8,830,500
     101,200  Mercury Interactive Corp.*                              8,576,700
      77,050  Novellus Systems, Inc.*                                 3,712,847
      78,400  Project Software & Development, Inc.*                   1,705,200
     137,900  Sanmina Corp.*                                          8,773,888
      94,100  Siebel Systems, Inc.*                                  11,009,700
      78,050  Symbol Technologies, Inc.                               3,439,078
      94,725  Teradyne, Inc.*                                         8,146,350
      93,190  VERITAS Software Corp.*+                               10,856,635
      47,400  VerticalNet, Inc.*                                      1,519,762
     142,350  Waters Corp.*                                          13,452,075
       2,345  webMethods, Inc.*                                         196,101
     119,100  Xilinx, Inc.*+                                          9,066,488
--------------------------------------------------------------------------------
                                                                    175,073,053
--------------------------------------------------------------------------------
Telecommunications -- 2.9%
     386,570  CenturyTel, Inc.+                                      10,437,390
      26,200  COLT Telecom Group PLC, Sponsored ADR*                  3,720,400
      36,850  Comverse Technology, Inc.*                              3,367,169
      94,575  Covad Communications Group, Inc.*                       2,234,334
     121,670  Intermedia Communications Inc.*                         3,041,750
      90,950  Time Warner Telecom Inc.*                               5,093,200
--------------------------------------------------------------------------------
                                                                     27,894,243
--------------------------------------------------------------------------------
Transportation -- 1.9%
     158,589  Kansas City Southern Industries, Inc.                  10,665,176
     401,100  Knightsbridge Tankers Ltd.                              7,570,762
--------------------------------------------------------------------------------
                                                                     18,235,938
--------------------------------------------------------------------------------
Utilities -- 2.4%
     132,600  Coastal Corp.                                           8,138,325
     117,350  Dynegy Inc., Class A Shares                             9,050,619
     160,550  The Montana Power Co.                                   6,070,797
--------------------------------------------------------------------------------
                                                                     23,259,741
--------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost -- $600,845,927)                                785,168,770
================================================================================



                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders


----------------------------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                                         May 31, 2000
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
       FACE
      AMOUNT                           SECURITY                                          VALUE
----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 17.7%
    $ 64,432,000  Morgan Stanley Dean Witter & Co., 6.330% due 6/1/00;
                    Proceeds at maturity -- $64,443,329; (Fully collateralized by U.S. Treasury Notes & Bonds, 6.250% to 9.375% due
                    5/31/01 to 8/29/15; Market value -- $67,986,949)                 $ 64,432,000
     104,039,000  UBS AG Warburg Dillon Read, 6.350% due 6/1/00;
                    Proceeds at maturity -- $104,057,295; (Fully collateralized by U.S. Treasury Notes & Bonds, 6.330% to 8.000% due
                    5/15/01 to 5/31/01; Market value -- $106,121,861)                 104,039,000
----------------------------------------------------------------------------------------------------
                  TOTAL REPURCHASE AGREEMENTS
                  (Cost -- $168,471,000)                                              168,471,000
====================================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $769,316,927**)                                           $953,639,770
====================================================================================================

*    Non-income producing security.

+ A portion of this security has been segregated by the custodian for futures contract commitments.

**   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                              11

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                     May 31, 2000
--------------------------------------------------------------------------------


ASSETS:
   Investments, at value (Cost -- $600,845,927)                                   $785,168,770
   Repurchase agreements, at value (Cost -- $168,471,000)                          168,471,000
   Cash                                                                                    970
   Receivable for securities sold                                                    6,448,672
   Receivable for Fund shares sold                                                   1,147,515
   Dividends and interest receivable                                                   410,968
   Receivable from broker -- variation margin                                          203,400
-----------------------------------------------------------------------------------------------
   Total Assets                                                                    961,851,295
-----------------------------------------------------------------------------------------------
LIABILITIES:
   Management fees payable                                                             626,305
   Distribution fees payable                                                           223,767
   Payable for Fund shares purchased                                                    46,198
   Accrued expenses                                                                    132,509
-----------------------------------------------------------------------------------------------
   Total Liabilities                                                                 1,028,779
-----------------------------------------------------------------------------------------------
Total Net Assets                                                                  $960,822,516
===============================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                                     $     45,050
   Capital paid in excess of par value                                             701,554,516
   Accumulated net investment loss                                                    (964,207)
   Accumulated net realized gain from security transactions
      and futures contracts                                                         77,843,278
   Net unrealized appreciation of investments and futures contracts                182,343,879
-----------------------------------------------------------------------------------------------
Total Net Assets                                                                  $960,822,516
===============================================================================================
Shares Outstanding:
   Class A                                                                           9,984,776
-----------------------------------------------------------------------------------------------
   Class B                                                                          16,495,732
-----------------------------------------------------------------------------------------------
   Class L                                                                          11,735,502
-----------------------------------------------------------------------------------------------
   Class Y                                                                           6,833,905
-----------------------------------------------------------------------------------------------

Net Asset Value:
   Class A (and redemption price)                                                        $21.49
-----------------------------------------------------------------------------------------------
   Class B *                                                                             $21.21
-----------------------------------------------------------------------------------------------
   Class L **                                                                            $21.21
-----------------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                        $21.58
-----------------------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)                     $22.62
-----------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                     $21.42
-----------------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)        For the Six Months Ended May 31, 2000
--------------------------------------------------------------------------------


INVESTMENT INCOME:
   Interest                                                                    $  3,722,369
   Dividends                                                                      1,923,951
--------------------------------------------------------------------------------------------
   Total Investment Income                                                        5,646,320
--------------------------------------------------------------------------------------------

EXPENSES:
   Management fees (Note 2)                                                       3,150,470
   Distribution fees (Note 2)                                                     2,882,683
   Shareholder and system servicing fees                                            366,509
   Registration fees                                                                122,784
   Shareholder communications                                                        40,245
   Audit and legal                                                                   17,343
   Custody                                                                           15,838
   Trustees' fees                                                                    12,464
   Other                                                                              2,191
--------------------------------------------------------------------------------------------
   Total Expenses                                                                 6,610,527
--------------------------------------------------------------------------------------------
Net Investment Loss                                                                (964,207)
--------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 6):
   Realized Gain From:
      Security transactions (excluding short-term securities)                    69,845,103
      Futures contracts                                                          13,294,930
--------------------------------------------------------------------------------------------
   Net Realized Gain                                                             83,140,033
--------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments and Futures Contracts:
      Beginning of period                                                       114,477,543
      End of period                                                             182,343,879
--------------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                                       67,866,336
--------------------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                                   151,006,369
--------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                         $150,042,162
============================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                              13

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended May 31, 2000 (unaudited) and the Year Ended November 30, 1999


                                                                          2000             1999
====================================================================================================
OPERATIONS:
   Net investment loss                                               $    (964,207)  $    (851,149)
   Net realized gain                                                    83,140,033      23,724,939
   Increase in net unrealized appreciation                              67,866,336      92,751,095
----------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                              150,042,162     115,624,885
----------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                       --         (75,601)
   Net realized gains                                                  (6,446,037)    (19,891,914)
----------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders           (6,446,037)    (19,967,515)
----------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                                    487,261,078     660,011,233
   Net asset value of shares issued for reinvestment of dividends        5,193,582      15,814,511
   Cost of shares reacquired                                          (330,825,416)   (266,843,767)
----------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                 161,629,244     408,981,977
----------------------------------------------------------------------------------------------------
Increase in Net Assets                                                 305,225,369     504,639,347

NET ASSETS:
   Beginning of period                                                 655,597,147     150,957,800
----------------------------------------------------------------------------------------------------
   End of period*                                                    $ 960,822,516   $ 655,597,147
====================================================================================================
* Includes accumulated net investment loss of:                       $    (964,207)             --
====================================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                      2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Smith Barney Mid Cap Blend Fund ("Fund") is a separate diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and six other separate investment funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney S&P 500 Index Fund, Smith Barney U.S. 5000 Index Fund and Smith Barney EAFE Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the bid price. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) direct expenses are charged to each class; investment advisory fees and general Fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At November 30, 1999, reclassifications were made to the FundAEs capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the FundAEs transfer agent and PFPC Global Fund Services (oPFPCo) acts as the FundAEs sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the six months ended May 31, 2000, the Fund paid transfer agent fees of $345,069 to CFTC.


--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                               15

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

CFBDS, Inc. ("CFBDS") acts as the FundAEs distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended May 31, 2000, SSB and CFBDS received sales charges of approximately $510,000 and $475,000 on sales of the FundAEs Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                               Class A           Class B           Class L
===========================================================================
CDSCs                           $3,000          $278,000           $34,000
===========================================================================

Pursuant to a Distribution Plan the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended May 31, 2000, total Distribution Plan fees were as follows:

                              Class A            Class B           Class L
===========================================================================
Distribution Plan Fees        $219,646        $1,570,821        $1,092,216
===========================================================================

All officers and one Trustee of the Fund are employees of SSB.

3. Investments

During the six months ended May 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

===========================================================================
Purchases                                                     $424,463,860
---------------------------------------------------------------------------
Sales                                                          330,012,655
===========================================================================

At May 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===========================================================================
Gross unrealized appreciation                                 $206,203,579
Gross unrealized depreciation                                  (21,880,736)
---------------------------------------------------------------------------
Net unrealized appreciation                                   $184,322,843
===========================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At May 31, 2000, the Fund had no securities on loan.


--------------------------------------------------------------------------------
16                                      2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to the Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the FundAEs basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At May 31, 2000, the Fund had the following open futures contracts:


                            # of                      Basis         Market       Unrealized
Purchased Contracts      Contracts   Expiration       Value          Value          Loss
=============================================================================================
MidCap 400 Index             452        6/00       $109,961,764   $107,982,800  $(1,978,964)
=============================================================================================

7. Options Contracts

Premiums paid when put or call options are purchased by the Fund represents investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At May 31, 2000, the Fund had no open purchased call or put option contracts.

When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                               17

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended May 31, 2000, the Fund did not write any call or put option contracts.

8. Shares of Beneficial Interest

At May 31, 2000, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

At May 31, 2000, total paid-in capital amounted to the following for each class:


                                   Class A         Class B        Class L       Class Y
===========================================================================================
Total Paid-in Capital            $161,144,427   $255,477,397   $185,159,329   $99,818,413
===========================================================================================

Transactions in shares of each class were as follows:

                                                               Six Months Ended                 Year Ended
                                                                 May 31, 2000               November 30, 1999*
                                                             --------------------          ---------------------
                                                             Shares        Amount          Shares         Amount
======================================================================================================================
Class A
Shares sold                                                14,384,042   $ 297,847,747     18,175,913   $ 301,643,398
Shares issued on reinvestment                                  62,084       1,274,514        228,627       3,975,514
Shares reacquired                                         (11,820,167)   (245,260,419)   (13,743,206)   (230,130,201)
----------------------------------------------------------------------------------------------------------------------
Net Increase                                                2,625,959   $  53,861,842      4,661,334   $  75,488,711
======================================================================================================================
Class B
Shares sold                                                 3,594,187   $  73,049,857      9,971,095   $ 161,741,585
Shares issued on reinvestment                                 112,734       2,285,116        408,337       7,040,982
Shares reacquired                                          (1,169,425)    (23,895,255)    (1,505,278)    (24,849,310)
----------------------------------------------------------------------------------------------------------------------
Net Increase                                                2,537,496   $  51,439,718      8,874,154   $ 143,933,257
======================================================================================================================
Class L
Shares sold                                                 2,837,651   $  58,115,707      6,669,388   $ 108,143,611
Shares issued on reinvestment                                  80,606       1,633,886        278,238       4,797,797
Shares reacquired                                            (723,108)    (14,757,465)      (718,967)    (11,864,256)
----------------------------------------------------------------------------------------------------------------------
Net Increase                                                2,195,149   $  44,992,128      6,228,659   $ 101,077,152
======================================================================================================================
Class Y
Shares sold                                                 2,740,771   $  58,247,767      6,301,950   $  88,482,639
Shares issued on reinvestment                                       3              66             12             218
Shares reacquired                                          (2,208,831)    (46,912,277)            --              --
----------------------------------------------------------------------------------------------------------------------
Net Increase                                                  531,943   $  11,335,556      6,301,962   $  88,482,857
======================================================================================================================

* For Class Y shares, transactions are for the period from December 3, 1998 (inception date) to November 30, 1999.

9. Subsequent Event

Effective June 5, 2000, the Board of Trustees of the Fund approved a Distribution Agreement with SSB, replacing the Distribution Agreement with CFBDS.


--------------------------------------------------------------------------------
18                                      2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended November 30, except where noted:



Class A Shares                            2000(1)(2)      1999(2)     1998(3)
==============================================================================
Net Asset Value, Beginning of Period    $  17.74      $  13.63     $ 11.40
------------------------------------------------------------------------------
Income From Operations:
   Net investment income                    0.02          0.04        0.02
   Net realized and unrealized gain         3.88          4.63        2.21
------------------------------------------------------------------------------
Total Income From Operations                3.90          4.67        2.23
------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                      --         (0.01)         --
   Net realized gains                      (0.15)        (0.55)         --
------------------------------------------------------------------------------
Total Distributions                        (0.15)        (0.56)         --
------------------------------------------------------------------------------
Net Asset Value, End of Period          $  21.49      $  17.74     $ 13.63
------------------------------------------------------------------------------
Total Return                               22.00%++      34.36%      19.56%++
------------------------------------------------------------------------------
Net Assets, End of Period (000s)        $214,566      $130,534     $36,760
------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                 1.14%+        1.16%       1.27%+
   Net investment income                    0.19+         0.21        0.78+
------------------------------------------------------------------------------
Portfolio Turnover Rate                       47%           61%         15%
==============================================================================


Class B Shares                             2000(1)(2)      1999(2)     1998(3)
==============================================================================
Net Asset Value, Beginning of Period    $  17.58      $  13.60     $ 11.40
------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)            (0.05)        (0.09)       0.00*
   Net realized and unrealized gain         3.83          4.62        2.20
------------------------------------------------------------------------------
Total Income From Operations                3.78          4.53        2.20
------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                      --            --          --
   Net realized gains                      (0.15)        (0.55)         --
------------------------------------------------------------------------------
Total Distributions                        (0.15)        (0.55)         --
------------------------------------------------------------------------------
Net Asset Value, End of Period          $  21.21      $  17.58     $ 13.60
------------------------------------------------------------------------------
Total Return                               21.52%++      33.43%      19.30%++
------------------------------------------------------------------------------
Net Assets, End of Period (000s)        $349,873      $245,317     $69,153
------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                 1.89%+           1.90%    2.01%+
   Net investment income (loss)            (0.55)+          (0.54)    0.02+
------------------------------------------------------------------------------
Portfolio Turnover Rate                       47%           61%         15%
==============================================================================

(1)  For the six months ended May 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  For the period from September 1, 1998 (inception date) to November 30,
     1998.
 *   Represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                               19

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended November 30, except where noted:



Class L Shares                            2000(1)(2)      1999(2)     1998(3)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $  17.57      $  13.60    $  11.40
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)               (0.05)        (0.09)       0.00*
   Net realized and unrealized gain            3.84          4.61        2.20
--------------------------------------------------------------------------------
Total Income From Operations                   3.79          4.52        2.20
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                         --            --          --
   Net realized gains                         (0.15)        (0.55)         --
--------------------------------------------------------------------------------
Total Distributions                           (0.15)        (0.55)         --
--------------------------------------------------------------------------------
Net Asset Value, End of Period             $  21.21      $  17.57    $  13.60
--------------------------------------------------------------------------------
Total Return                                  21.59%++      33.35%      19.30%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $248,907      $167,671    $ 45,045
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                    1.89%+        1.90%       2.01%+
   Net investment income (loss)               (0.55)+       (0.54)       0.03+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                          47%           61%         15%
================================================================================


Class Y Shares                             2000(1)(2)    1999(2)(4)
=====================================================================
Net Asset Value, Beginning of Period       $  17.78      $  13.65
---------------------------------------------------------------------
Income From Operations:
   Net investment income                       0.05          0.08
   Net realized and unrealized gain            3.90          4.61
---------------------------------------------------------------------
Total Income From Operations                   3.95          4.69
---------------------------------------------------------------------
Less Distributions From:
   Net investment income                         --         (0.01)
   Net realized gains                         (0.15)        (0.55)
---------------------------------------------------------------------
Total Distributions                           (0.15)        (0.56)
---------------------------------------------------------------------
Net Asset Value, End of Period             $  21.58      $  17.78
---------------------------------------------------------------------
TotalReturn++                                 22.23%        34.49%
---------------------------------------------------------------------
Net Assets, End of Period (000s)           $147,477      $112,075
---------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses                                    0.81%         0.82%
   Net investment income                       0.52          0.50
---------------------------------------------------------------------
Portfolio Turnover Rate                          47%           61%
=====================================================================

(1)  For the six months ended May 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  For the period from September 1, 1998 (inception date) to November 30,
     1998.
(4)  For the period from December 3, 1998 (inception date) to November 30, 1999.
 *   Represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

Smith Barney
Mid Cap Blend Fund

Trustees
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.
James J. Crisona, Emeritus

Officers
Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Lawrence Weissman, CFA
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Manager
SSB Citi Fund Management LLC

Distributor
CFBDS, Inc.

Custodian
PFPC Trust Company


Transfer Agent
Citi Fiduciary Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013


Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of shareholders of Smith Barney Investment Trust uSmith Barney Mid Cap Blend Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after August 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

[LOGO OF SALOMON SMITH BARNEY]
Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Mid Cap Blend Fund
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD01675 7/00

[LOGO OF SMITH BARNEY MUTUAL FUNDS]

SMITH BARNEY INTERMEDIATE
   MATURITY CALIFORNIA
     MUNICIPALS Fund

                                                       SPECIAL DISCIPLINE SERIES

                                                       SEMI-ANNUAL REPORT

                                                       MAY 31, 2000


                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney
Intermediate
Maturity
California
Municipals Fund

[PHOTO]                         [PHOTO]

HEATH B.                        JOSEPH P.
MCLENDON                        DEANE

Chairman                        Vice President and
                                Investment Officer


Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Intermediate Maturity California Municipals Fund ("Fund") for the period ended May 31, 2000. In this report, we summarize the periods prevailing economic and market conditions and outline the portfolio strategy.(1) A detailed summary of the Funds performance and current holdings can be found in the appropriate sections that follow.

Performance Update

For the six months ended May 31, 2000, the Fund's Class A shares returned 1.10%, without sales charges, and negative 0.90% with sales charges, respectively. In comparison, the Lipper, Inc. ("Lipper") peer group of California intermediate-term municipal funds returned 1.12% for the same period. (Lipper is an independent mutual fund-tracking organization.) For additional Fund performance information, please refer to pages 5 and 6. (Past performance is not indicative of future results.)

Municipal Bond Market Update and Outlook

On May 16, 2000, the Federal Reserve Board ("Fed") enacted the sixth in a series of interest rate hikes that began last June 30, 1999 when the federal funds rate was at 4.75%. (The federal funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements.) With the federal funds rate presently at 6.50%, the cumulative effect of the interest rate increases so far, in our view, may begin to have a more pronounced effect in reducing inflationary pressures.

In our opinion, changes in the Fed's monetary policy generally take time to be absorbed into the economy. We believe that the recent market rallies are a result of monetary changes enacted six to nine months ago. In addition, we think that,

---------
1 The information provided represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the portfolio.


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                  1
barring a major change in the economy or the rate of inflation, it is likely that the Feds monetary policy may be relatively benign for the remainder of 2000.

Over the past several weeks, the performance of the bond market has shown signs of improvement amid a series of economic reports that suggest the economy is slowing and that the Fed may be close to completing its series of interest rate hikes. We also think that any further Fed policy actions may have already been comfortably priced into the bond market.

The inversion of the yield curve, while making us somewhat cautious, still indicates to us that the market believes inflation is under control. (The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities. An inverted yield curve represents a unique situation whereby short-term interest rates are higher than long-term rates.) While the fundamentals in the higher-quality tier securities are still sound and valuations have improved, poor technical conditions, most notably large pent-up issuance needs, may have created concern among many investors about the future prospects for municipal bonds. Yet, as we discuss later in the report, we are optimistic about current municipal bond opportunities.

The prospect of further Fed tightening may mean modest further increases in interest rates on securities with shorter maturities. In contrast, long-term rates are not likely to rise much. Our favorable outlook for inflation, plus the ongoing reduction in the supply of U.S. Treasuries, may help to contain the rise in long-term rates and further invert the Treasury yield curve (that is, long-term yields should fall even further below short-term yields).

In our view, modestly higher U.S. Treasury yields and a further increase in the inversion of the yield curve are likely as the Fed continues to push up short-term rates. A decrease in the amount of new issuance and more buybacks of currently outstanding debt, while already largely discounted by the market, may likely reinforce the inversion of the yield curve. In addition, we are presently seeing general positive market sentiment toward bonds of higher credit quality. We think that the short-end of the curve is racing to stay ahead of short-term rates. The inversion is not just a factor of the Treasury buyback program, but rather, it indicates that inflation may be under control and rates on longer-term paper still represent fair value.

Investment Strategy and Portfolio Update

The Fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income taxes as is consistent with the preservation of capital.(2)

2 Please note a portion of the income from this Fund may be subject to the Alternative Minimum Tax ("AMT").


--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders

The Fund invests primarily in investment grade(3) municipal securities issued by the State of California and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from federal income and California personal income taxes. The Fund maintains an average portfolio maturity of between three and ten years.

During the reporting period our investment strategy has been to maximize our dividend yield. In our view, the municipal bond market has provided us with excellent opportunities during the reporting period. Since interest rates have gone up to higher levels, we have been able to invest our excess cash at higher yields. In addition, we have also been focusing on adding high-grade bonds to the Funds portfolio.

During the reporting period, we focused on the following industries: hospitals (14.3%), general obligations (13.0%) and housing (12.0%) because we believe they offered good relative values. As of May, the Funds average weighted maturity(4) was approximately 7.3 years. In addition, as of May 31, 2000, 98.8% of the Fund's holdings were rated investment grade, with 57.5% of the Fund invested in AAA bonds, the highest possible rating.

California Economic Highlights(5)

California continues to post record economic growth, evidenced by rising taxable sales in the fourth quarter of 1999 followed by the rising home sales reported in February 2000. In addition, job growth remains strong, and the unemployment rate in California is at 4.6% in December 1999, well below earlier levels and reportedly at its lowest level in almost 30 years.

Moreover, many of the Golden State's residents continue to benefit from the stellar performance of the U.S. stock market in recent years. A recent study by the Federal Reserve Bank of San Francisco estimates that over the last three years, Californians realized approximately $68 billion of gains on the exercise of employee stock options from Initial Public Offering ("IPO") activity alone.

California's economic resurgence, driven mainly by the growth of new, more diversified industries, may have effectively put the state on a more solid financial footing. In our view, California may likely remain a competitive

3 Investment grade bonds are those rated Aaa, Aa, A and Baa by Moodys Investors
  Service, Inc. or AAA, AA, A and BBB by Standard & Poors Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality.

4 Average maturity is the timeframe within the portfolio for which the debt instruments are due and payable.

5 Source: Fitch IBCA, Inc., Public Finance, State of California, February 18,
  2000 and Department of Finance, State of California, Finance Bulletin, April 2000


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                  3
economic force for many years to come due in large part to its strong employment growth, rising real estate values and an annual state Gross Domestic Product of roughly $1 trillion.

Thank you for your investment in the Smith Barney Intermediate Maturity California Municipals Fund. We look forward to continuing to help you achieve your financial goals in the new century.

Sincerely,

/s/ Heath B. McLendon               /s/ Joseph P. Deane

Heath B. McLendon                   Joseph P. Deane
Chairman                            Vice President and
                                    Investment Officer

June 15, 2000



--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

-------------------------------------------------------------------------------------
Historical Performance -- Class A Shares
-------------------------------------------------------------------------------------

                          Net Asset Value
                       ---------------------
                       Beginning      End        Income    Capital Gain      Total
Period Ended           of Period   of Period   Dividends   Distributions   Returns(1)
=====================================================================================
5/31/00                 $8.42        $8.32       $0.19       $0.00           1.10%+
-------------------------------------------------------------------------------------
11/30/99                 8.85         8.42        0.37        0.00          (0.70)
-------------------------------------------------------------------------------------
11/30/98                 8.66         8.85        0.39        0.00           6.78
-------------------------------------------------------------------------------------
11/30/97                 8.55         8.66        0.40        0.00           6.13
-------------------------------------------------------------------------------------
11/30/96                 8.53         8.55        0.40        0.00           5.05
-------------------------------------------------------------------------------------
11/30/95                 7.80         8.53        0.40        0.00          14.84
-------------------------------------------------------------------------------------
11/30/94                 8.50         7.80        0.39        0.01          (3.65)
-------------------------------------------------------------------------------------
11/30/93                 8.04         8.50        0.39        0.00          10.70
-------------------------------------------------------------------------------------
Inception*-11/30/92      7.90         8.04        0.35        0.00           6.33+
=====================================================================================
Total                                            $3.28       $0.01
=====================================================================================
-------------------------------------------------------------------------------------
Historical Performance -- Class L Shares
-------------------------------------------------------------------------------------

                           Net Asset Value
                       ---------------------
                       Beginning      End        Income    Capital Gain      Total
Period Ended           of Period   of Period   Dividends   Distributions   Returns(1)
=====================================================================================
5/31/00                 $8.42        $8.31       $0.18       $0.00           0.87%+
-------------------------------------------------------------------------------------
11/30/99                 8.84         8.42        0.35        0.00          (0.79)
-------------------------------------------------------------------------------------
11/30/98                 8.65         8.84        0.37        0.00           6.57
-------------------------------------------------------------------------------------
11/30/97                 8.54         8.65        0.38        0.00           5.92
-------------------------------------------------------------------------------------
11/30/96                 8.52         8.54        0.38        0.00           4.84
-------------------------------------------------------------------------------------
11/30/95                 7.80         8.52        0.38        0.00          14.36
-------------------------------------------------------------------------------------
Inception*-11/30/94      7.76         7.80        0.02        0.00           0.72+
=====================================================================================
Total                                            $2.06       $0.00
=====================================================================================
-------------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
-------------------------------------------------------------------------------------

                           Net Asset Value
                       ---------------------
                       Beginning      End        Income    Capital Gain      Total
Period Ended           of Period   of Period   Dividends   Distributions   Returns(1)
=====================================================================================
5/31/00                 $8.44        $8.33       $0.20       $0.00           1.07%+
-------------------------------------------------------------------------------------
11/30/99                 8.86         8.44        0.39        0.00          (0.40)
-------------------------------------------------------------------------------------
11/30/98                 8.66         8.86        0.40        0.00           7.09
-------------------------------------------------------------------------------------
11/30/97                 8.56         8.66        0.42        0.00           6.20
-------------------------------------------------------------------------------------
11/30/96                 8.54         8.56        0.41        0.00           5.22
-------------------------------------------------------------------------------------
Inception*-11/30/95      8.39         8.54        0.09        0.00           2.92+
=====================================================================================
Total                                            $1.91       $0.00
=====================================================================================

It is the Funds policy to distribute dividends monthly and capital gains,if any, annually.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                  5

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                       Without Sales Charges(1)
                                  -----------------------------------
                                   Class A      Class L      Class Y
================================================================================
Six Months Ended 5/31/00+           1.10%        0.87%        1.07%
--------------------------------------------------------------------------------
Year Ended 5/31/00                  0.16        (0.06)        0.34
--------------------------------------------------------------------------------
Five Years Ended 5/31/00            4.64         4.40          N/A
--------------------------------------------------------------------------------
Inception* through 5/31/00          5.40         5.74         4.65
================================================================================

                                         With Sales Charges(2)
                                  -----------------------------------
                                   Class A      Class L      Class Y
================================================================================
Six Months Ended 5/31/00+          (0.90)%      (1.17)%       1.07%
--------------------------------------------------------------------------------
Year Ended 5/31/00                 (1.87)       (2.03)        0.34
--------------------------------------------------------------------------------
Five Years Ended 5/31/00            4.22         4.20          N/A
--------------------------------------------------------------------------------
Inception* through 5/31/00          5.14         5.54         4.65
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                        Without Sales Charges(1)
================================================================================
Class A (Inception* through 5/31/00)            55.67%
--------------------------------------------------------------------------------
Class L (Inception* through 5/31/00)            36.40
--------------------------------------------------------------------------------
Class Y (Inception* through 5/31/00)            23.98
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 2.00% and 1.00%, respectively. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, L and Y shares are December 31, 1991, November 8, 1994 and September 8, 1995, respectively.

--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

               Growth of $10,000 Invested in Class A Shares of the
          Smith Barney Intermediate Maturity California Municipals Fund
                vs. Lehman Brothers 10-Year Municipal Bond Index
         and Lipper California Intermediate Municipal Debt Fund Average+

--------------------------------------------------------------------------------

                                    [GRAPH]

                             December 1991- May 2000
           Smith Barney
           Intermediate             Lehman Bros.          Lipper California
         Maturity California     10-Year Municipal     Intermediate Municipal
          Municipals Fund            Bond Index           Debt Fund Average

  12/91        9,802                    10,000                  10,000
  11/92       10,422                    10,767                  10,623
  11/93       11,537                    12,028                  11,682
  11/94       11,116                    11,491                  11,246
  11/95       12,766                    13,623                  12,910
  11/96       13,411                    14,394                  13,566
  11/97       14,233                    15,410                  14,307
  11/98       15,199                    16,651                  15,261
  11/99       15,092                    16,581                  15,180
5/31/00       15,258                    16,693                  15,350

+   Hypothetical illustration of $10,000 invested in Class A shares at inception on December 31, 1991, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 2000. The Lehman Brothers 10-Year Municipal Bond Index ("Index") is a broad-based index which includes about 5,200 bonds totaling approximately $63 billion in market capitalization. The Lipper California Intermediate Municipal Debt Fund Average is composed of an average of the Fund's peer group of mutual funds (32 funds as of May 31, 2000) investing in intermediate maturity California tax-exempt bonds. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                  7

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                                    May 31, 2000
--------------------------------------------------------------------------------

Portfolio Breakdown*

                                    [GRAPH]

5.9% Education
13.0% General Obligation
14.3% Hospital
12.0% Housing
25.8% Miscellaneous
5.0% Solid Waste
5.0% Tax Allocation
10.3% Transportation
8.7% Water & Sewer

Summary of Municipal Bonds and Short-Term Tax Exempt
Investments by Combined Ratings

                                         Standard &           Percentage of
         Moodys         and/or             Poors            Total Investments
--------------------------------------------------------------------------------
          Aaa                               AAA                   57.5%
          Aa                                AA                    13.3
           A                                 A                    14.0
          Baa                               BBB                   14.0
          NR                                NR                     1.2
                                                                 -----
                                                                 100.0%
                                                                 =====

----------
* As a percentage of total investments.

--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                 May 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT        RATING(a)                      SECURITY                                           VALUE
=========================================================================================================
Education -- 5.9%
                        California Educational Facilities Authority Revenue:
$   945,000     AAA        College of Osteopathic Medicine, CONNIE LEE-Insured,
                              5.550% due 6/1/06                                                $  981,619
    320,000     A2*        Loyola Marymount University, Series B,
                              (Pre-Refunded  Escrowed with U.S. government
                              securities to 10/1/02 Call @ 102), 6.300% due 10/1/03 (b)           337,200
    200,000     A2*        Mills College, (Escrowed to maturity with
                              U.S. government securities), 6.500% due 9/1/02 (b)                  207,750
    500,000     AA+        University of Southern California, 5.300% due 10/1/04                  512,500
---------------------------------------------------------------------------------------------------------
                                                                                                2,039,069
---------------------------------------------------------------------------------------------------------

General Obligation -- 13.0%
                        California State GO:
    200,000     AA-        6.000% due 9/1/03                                                      208,250
  1,250,000     AAA        Veterans Bonds, Series BL, FSA-Insured,
                              4.950% due 12/1/08 (c)                                            1,214,062
    285,000     AAA     Kern High School District GO, Series C, MBIA-Insured,
                           (Escrowed to maturity with U.S. government securities),
                           8.750% due 8/1/03                                                      317,775
    475,000     AA      Los Angeles GO, Series B, 5.000% due 9/1/10                               471,437
                        Mojave Water Agency Improvement District GO, Morongo Basin:
    250,000     AAA        Escrowed to maturity with U.S. government securities,
                              6.250% due 9/1/02                                                   258,438
    280,000     AAA        Pre-Refunded  Escrowed with U.S. government securities
                              to 9/1/02 Call @ 102, 6.375% due 9/1/03                             295,400
    300,000     Aa3*    Torrance Unified School District GO, Series A,
                           4.250% due 8/1/11                                                      270,375
  1,500,000     AAA     Visalia Unified School District GO, Series A, FGIC-Insured,
                           4.900% due 8/1/12                                                    1,447,500
---------------------------------------------------------------------------------------------------------
                                                                                                4,483,237
---------------------------------------------------------------------------------------------------------

Hospital -- 14.3%
    170,000     AAA     Arlington Community Hospital Corp. Revenue,
                           (Escrowed to maturity with U.S. government securities),
                           8.000% due 6/1/04                                                      176,800
                        California Health Facilities Financing Authority Revenue:
    700,000     AAA        Kaiser Permanente, Series B, AMBAC-Insured,
                              5.250% due 10/1/10                                                  646,625
  1,000,000     AAA        Mills-Peninsula Hospital, Series B, CONNIE LEE-Insured,
                              5.300% due 1/15/05                                                1,020,000
  1,000,000     AAA        Scripps Health, Series C, MBIA-Insured, 5.000% due 10/1/13             945,000
    200,000     AA-        Sisters of Providence, 6.200% due 10/1/03                              205,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                  9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)
--------------------------------------------------------------------------------

   FACE
  AMOUNT        RATING(a)                      SECURITY                                           VALUE
=========================================================================================================
Education -- 5.9%
---------------------------------------------------------------------------------------------------------
Hospital -- 14.3% (continued)
$   400,000     NR         St. Elizabeths Community Hospital Project,
                              (Pre-Refunded  Escrowed with U.S. government
                              securities to 11/5/02 Call @ 102), 5.900% due 11/15/03 (b)       $  418,500
  1,200,000     AA      California Statewide Communities Development Authority COP,
                           St. Josephs Health Systems Group, (Pre-Refunded
                           Escrowed with state and local government securities to
                           7/1/04 Call @ 102), 5.875% due 7/1/05                                1,267,500
    250,000     A       Riverside County Asset Leasing Corp., Leasehold Revenue,
                           (Riverside County Hospital Project), Series A,
                           6.000% due 6/1/04                                                      253,750
---------------------------------------------------------------------------------------------------------
                                                                                                4,933,675
---------------------------------------------------------------------------------------------------------

Housing -- 12.0%
  1,250,000     AAA     ABAG Finance Authority for Non-Profit Corporations,
                           Multi-Family Housing Revenue, (Edgewood Apartments
                           Project), Series A, FNMA-Collateralized, 5.700% mandatory
                           put 11/1/06 (c)                                                      1,251,562
                        California Housing Finance Agency, Home Mortgage Revenue:
      5,000     Aa2*       MGIC-Insured, LOC-Citibank N.A., 10.000% due 2/1/02                      5,002
    225,000     Aa2*       Series B-1, FHA-Insured, 5.900% due 8/1/04 (c)                         230,906
                           Series E-1, FHA/VA-Insured:
    700,000     Aa2*          5.900% due 2/1/05 (c)                                               718,375
    700,000     Aa2*          5.900% due 8/1/05 (c)                                               720,125
    745,000     AAA     Riverside County Housing Authority, Multi-Family Housing
                           Revenue, (Brandon Place Apartments Project), Series B,
                           FNMA-Collateralized, 5.625% mandatory put 7/1/09 (c)                   744,069
    170,000     AAA     San Luis Obispo Housing Authority, Multi-Family Housing
                           Revenue, (Parkwood Apartments Project), Series A,
                           FNMA-Collateralized, 5.500% due 8/1/03                                 170,000
    305,000     AAA     Santa Rosa Mortgage Revenue Refunding,
                           (Marlow Apartments Project), Series A, FHA-Insured,
                           5.600% due 9/1/05                                                      303,475
---------------------------------------------------------------------------------------------------------
                                                                                                4,143,514
---------------------------------------------------------------------------------------------------------

Miscellaneous -- 25.8%
    800,000     A+      California Pollution Control Financing Authority PCR,
                           San Diego Gas & Electric, Series A, 5.900% due 6/1/14                  825,000
  1,000,000     A+      California State Public Works Board, Lease Revenue,
                           (California State University Project), Series B,
                           5.450% due 9/1/14                                                      986,250
  1,470,000     AAA     Inglewood Public Financing Authority Revenue, Series A,
                           AMBAC-Insured, 5.125% due 8/1/13                                     1,433,250
  1,080,000     AAA     Los Angeles County Community Facilities District No. 3,
                           Special Tax Refunding, Series A, FSA-Insured,
                           5.250% due 9/1/07                                                    1,105,650

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)
--------------------------------------------------------------------------------

   FACE
  AMOUNT        RATING(a)                      SECURITY                                           VALUE
=========================================================================================================
Miscellaneous -- 25.8% (continued)
$   130,000     Aaa*    Montclair Redevelopment Agency, Residential Mortgage
                           Revenue, (Escrowed to maturity with U.S. government
                           securities), 7.750% due 10/1/11                                     $  143,488
                        San Francisco Downtown Parking Corp. Revenue:
    450,000     A3*        6.000% due 4/1/02                                                      459,000
    280,000     A3*        6.150% due 4/1/03                                                      289,100
                        Santa Barbara COP, (Harbor Refunding Project):
    270,000     A2*        6.400% due 10/1/02                                                     279,450
    285,000     A2*        6.500% due 10/1/03                                                     299,250
                        Solano County COP, Capital Improvement Program,
                           AMBAC-Insured:
  1,000,000     AAA           4.875% due 11/15/11                                                 972,500
  1,000,000     AAA           5.000% due 11/15/13                                                 962,500
    205,000     AAA     Upland COP, (Police Building Refunding Project),
                           AMBAC-Insured, 6.200% due 8/1/02                                       211,406
  1,000,000     BBB-    Virgin Islands Public Financing Authority Revenue, Series A,
                           5.300% due 10/1/11                                                     935,000
---------------------------------------------------------------------------------------------------------
                                                                                                8,901,844
---------------------------------------------------------------------------------------------------------

Solid Waste -- 5.0%
                        Kings County Waste Management Authority,
                           Solid Waste Revenue:
    375,000     BBB           6.500% due 10/1/03 (c)                                              388,125
    290,000     BBB           6.600% due 10/1/04 (c)                                              303,412
  1,000,000     Baa2*   South Napa Waste Management Authority, (Solid Waste
                           Transfer Facilities Project), 6.000% due 2/15/04 (c)                 1,023,750
---------------------------------------------------------------------------------------------------------
                                                                                                1,715,287
---------------------------------------------------------------------------------------------------------

Tax Allocation -- 5.0%
  1,000,000     Baa2*   Hawthorne Community Redevelopment Agency,
                           Tax Allocation, (Redevelopment Project, Area No. 2),
                           (Partially Pre-Refunded  Escrowed with U.S. government
                           securitiesto 9/1/04 Call @ 102), 6.200% due 9/1/05 (b)               1,043,750
    665,000     BBB+    Paramount Redevelopment Agency, Tax Allocation Refunding,
                           (Redevelopment Project, Area No. 1), 5.800% due 8/1/03                 688,275
---------------------------------------------------------------------------------------------------------
                                                                                                1,732,025
---------------------------------------------------------------------------------------------------------

Transportation -- 10.3%
    500,000     A1*     Los Angeles County Transportation Commission COP,
                           Series B, 6.200% due 7/1/03                                            520,000
                        Palm Springs Financing Authority, Regional Airport Revenue,
                           MBIA-Insured:
    200,000     AAA           5.400% due 1/1/03 (c)                                               203,000
    400,000     AAA           5.500% due 1/1/04 (c)                                               408,500
    350,000     A1*     Sacramento Regional Transportation District COP, Series A,
                           6.400% due 3/1/03                                                      364,875

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                     May 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT        RATING(a)                      SECURITY                                           VALUE
=========================================================================================================
Transportation -- 10.3% (continued)
$   240,000     AAA     San Francisco Airport Improvement Authority, Lease Revenue,
                           United Airlines Inc., (Escrowed to maturity with
                           U.S. government securities), 8.000% due 7/1/13                     $   275,400
                        San Jose Airport Revenue:
    800,000     AAA        FGIC-Insured, 5.400% due 3/1/04 (c)                                    815,000
    500,000     AAA        MBIA-Insured, 5.750% due 3/1/03                                        514,375
    450,000     BBB+    Southern California Rapid Transit Authority, Special Benefit
                           Assessment, District A-2, 6.100% due 9/1/03                            462,938
---------------------------------------------------------------------------------------------------------
                                                                                                3,564,088
---------------------------------------------------------------------------------------------------------

Water and Sewer -- 8.7%
  1,000,000     AAA     Castaic Lake Water Agency COP, (Water Systems
                           Improvement Project), AMBAC-Insured, 5.000% due 8/1/12                 973,750
  1,000,000     AAA     El Dorado County Public Agency Financing Authority Revenue,
                           FGIC-Insured, 5.200% due 2/15/07                                     1,020,000
  1,000,000     AAA     Modesto Irrigation District Financing Authority Revenue,
                           Series A, MBIA-Insured, 5.350% due 10/1/06                           1,030,000
---------------------------------------------------------------------------------------------------------
                                                                                                3,023,750
---------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $34,041,744**)                                               $34,536,489
=========================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Pre-Refunded bond escrowed with U.S. government securities and bond escrowed to maturity with U.S. government securities is considered by the investment advisor to be triple-A rated even if issuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
**   Aggregate cost for Federal income tax purposes is substantially the same.

See pages 13 and 14 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poors Ratings Service (Standard & Poors) -- Ratings from AA to BBB may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poors.
          Capacity to pay interest and repay principal is extremely strong.
AA     -- Bonds rated "AA" -- have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moodys Investors Service, Inc. ("Moodys") Numerical modifiers 1, 2 and 3 may be applied to each generic rating from Aa to Baa, where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa    -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR     -- Indicates that the bond is not rated by Standard & Poors, Moody's or
          Fitch.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 13

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1   -- Standard & Poors highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poors highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moodys highest rating for issues having a demand feature -- VRDO.

P-1    -- Moodys highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG   -- Association of Bay Area         FSA    -- Financial Security Assurance
          Governments                     GIC    -- Guaranteed Investment
AIG    -- American International Guaranty           Contract
AMBAC  -- American Municipal Bond         GNMA   -- Government National Mortgage
          Assurance Corporation                     Association
BIG    -- Bond Investors Guaranty         GO     -- General Obligation
CGIC   -- Capital Guaranty Insurance      HFA    -- Housing Finance Authority
          Company                         IDA    -- Industrial Development Authority
CONNIE                                    IDB    -- Industrial Development Board
 LEE   -- College Construction Loan       IDR    -- Industrial Development Revenue
          Insurance Association           INFLOS -- Inverse Floaters
COP    -- Certificate of Participation    LOC    -- Letter of Credit
EDA    -- Economic Development            MBIA   -- Municipal Bond Investors
          Authority                                 Assurance Corporation
FGIC   -- Financial Guaranty Insurance    MGIC   -- Mortgage Guaranty
          Company                                   Insurance Corp.
FHA    -- Federal Housing                 MVRICS -- Municipal Variable Rate Inverse
          Administration                            Coupon Security
FHLMC  -- Federal Home Loan Mortgage      PCFA   -- Pollution Control Financing
          Corporation                               Authority
FLAIRS -- Floating Adjustable Interest    PCR    -- Pollution Control Revenue
          Rate Securities                 RIBS   -- Residual Interest Bonds
FNMA   -- Federal National Mortgage       VA     -- Veterans Administration
          Association                     VRDD   -- Variable Rate Daily Demand

--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                     May 31, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $34,041,744)                      $34,536,489
   Interest receivable                                                  536,843
   Receivable for Fund shares sold                                    1,350,000
   Receivable for securities sold                                        45,000
-------------------------------------------------------------------------------
   Total Assets                                                      36,468,332
-------------------------------------------------------------------------------

LIABILITIES:
   Payable to bank                                                      634,555
   Investment advisory fees payable                                       5,755
   Administration fees payable                                            3,776
   Distribution fees payable                                              2,093
   Accrued expenses                                                      60,840
-------------------------------------------------------------------------------
   Total Liabilities                                                    707,019
-------------------------------------------------------------------------------
Total Net Assets                                                    $35,761,313
===============================================================================

NET ASSETS:
   Par value of shares of beneficial interest                       $     4,301
   Capital paid in excess of par value                               36,668,898
   Undistributed net investment income                                   20,932
   Accumulated net realized loss on securities transactions          (1,427,563)
   Net unrealized appreciation of investments                           494,745
-------------------------------------------------------------------------------
Total Net Assets                                                    $35,761,313
===============================================================================

Shares Outstanding:
   Class A                                                            3,653,794
-------------------------------------------------------------------------------
   Class L                                                              609,065
-------------------------------------------------------------------------------
   Class Y                                                               37,768
-------------------------------------------------------------------------------

Net Asset Value:
   Class A (and redemption price)                                         $8.32
-------------------------------------------------------------------------------
   Class L *                                                              $8.31
-------------------------------------------------------------------------------
   Class Y (and redemption price)                                         $8.33
-------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
Class A (net asset value plus 2.04% of net asset value per share)         $8.49
-------------------------------------------------------------------------------
Class L (net asset value plus 1.01% of net asset value per share)         $8.39
===============================================================================

* Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 3).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 15

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended May 31, 2000

INVESTMENT INCOME:
  Interest                                                           $  984,367
-------------------------------------------------------------------------------

EXPENSES:
   Investment advisory fees (Note 3)                                     54,754
   Administration fees (Note 3)                                          36,502
   Distribution fees (Note 3)                                            32,229
   Shareholder communications                                            15,840
   Audit and legal                                                       14,962
   Shareholder and system servicing fees                                 10,695
   Registration fees                                                      5,057
   Trustees' fees                                                         4,208
   Pricing service fees                                                   2,045
   Custody                                                                1,685
   Other                                                                  1,020
-------------------------------------------------------------------------------
   Total Expenses                                                       178,997
   Less: Investment advisory and administration fee waivers (Note 3)    (36,503)
-------------------------------------------------------------------------------
   Net Expenses                                                         142,494
-------------------------------------------------------------------------------
Net Investment Income                                                   841,873
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 5):
   Realized Loss From Securities Transactions
   (excluding short-term securities):
      Proceeds from sales                                             2,511,530
      Cost of securities sold                                         2,583,974
-------------------------------------------------------------------------------
   Net Realized Loss                                                    (72,444)
-------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
      Beginning of period                                               884,318
      End of period                                                     494,745
-------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                             (389,573)
-------------------------------------------------------------------------------
Net Loss on Investments                                                (462,017)
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $  379,856
===============================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended May 31, 2000 (unaudited) and the Year Ended November 30, 1999

                                                               2000                1999
===========================================================================================
OPERATIONS:
   Net investment income                                   $    841,873        $  1,556,221
   Net realized loss                                            (72,444)           (429,275)
   Decrease in net unrealized appreciation                     (389,573)         (1,391,646)
-------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations            379,856            (264,700)
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 4):
   Net investment income                                       (823,967)         (1,556,080)
-------------------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                            (823,967)         (1,556,080)
-------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                           7,552,493          12,926,222
   Net asset value of shares issued for
      reinvestment of dividends                                 561,737           1,099,677
   Cost of shares reacquired                                 (6,885,627)        (11,102,994)
-------------------------------------------------------------------------------------------
   Increase in Net Assets From
      Fund Share Transactions                                 1,228,603           2,922,905
-------------------------------------------------------------------------------------------
Increase in Net Assets                                          784,492           1,102,125
NET ASSETS:
   Beginning of period                                       34,976,821          33,874,696
-------------------------------------------------------------------------------------------
   End of period*                                          $ 35,761,313        $ 34,976,821
===========================================================================================
* Includes undistributed net investment income of:         $     20,932        $      3,026
===========================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 17

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Smith Barney Intermediate Maturity California Municipals Fund ("Fund") is a separate, non-diversified, investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and six other separate investment funds: Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney Mid Cap Blend Fund, Smith Barney S&P 500 Index Fund, Smith Barney U.S. 5000 Index Fund and Smith Barney EAFE Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986,as amended,pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets,liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Portfolio Concentration

Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

3. Investment Advisory Agreement, Administration
   Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment advisor to the Fund. The Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly. For the six months ended May 31,2000,SSBC waived investment advisory fees of $21,902.

SSBC also acts as the Funds administrator for which the Fund pays a fee calculated at the annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the six months ended May 31, 2000, SSBC waived administration fees of $14,601.

Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Funds sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended May 31, 2000, the Fund paid transfer agent fees of $3,624 to CFTC.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"),another subsidiary of SSBH,as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

There are maximum initial sales charges of 2.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class L shares, which applies if redemption occurs within the first year of purchase. For the six months ended May 31, 2000, there were no CDSCs paid to SSB. In addition, CFBDS and SSB received sales charges of $20,000 and $1,000 on sales of the Fund's Class A and L shares, respectively.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A and L shares, calculated at the annual rate of 0.15% of the average daily net assets for each class. In addition, the Fund pays a distribution fee with respect to its Class L shares calculated at the annual rate of 0.20%. For the six months ended May 31, 2000, total Distribution Plan fees were:

                                              Class A        Class L
================================================================================
Distribution Plan Fees                        $23,329        $8,900
================================================================================

All officers and one Trustee of the Fund are employees of SSB.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 19

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

4. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

5. Investments

For the six months ended May 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

===============================================================================
Purchases                                                            $3,215,983
-------------------------------------------------------------------------------
Sales                                                                 2,511,530
===============================================================================

At May 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                                        $  783,014
Gross unrealized depreciation                                          (288,269)
-------------------------------------------------------------------------------
Net unrealized appreciation                                          $  494,745
===============================================================================
6. Capital Loss Carryforwards

At November 30, 1999, the Fund had for Federal tax purposes approximately $1,142,000 of capital loss carryforwards available, subject to certain limitations, to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                                      2002            2003             2007
============================================================================
Capital Loss Carryforwards          $657,000        $269,000        $216,000
============================================================================


--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

7. Shares of Beneficial Interest

At May 31, 2000, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses,including those specifically related to the distribution of its shares.

At May 31, 2000, total paid-in capital amounted to the following for each class.

                                       Class A         Class L        Class Y
=============================================================================
Total Paid-in Capital                $31,169,867     $5,228,711      $274,621
=============================================================================

Transactions in shares of each class were as follows:

                                           Six Months Ended                  Year Ended
                                             May 31, 2000                 November 30, 1999
                                       ------------------------       ------------------------
                                         Shares        Amount           Shares         Amount
==============================================================================================
Class A
Shares sold                             874,616     $  7,281,959      1,354,473     $ 11,737,460
Shares issued on reinvestment            57,912          483,083        107,682          927,878
Shares reacquired                      (782,788)      (6,527,123)    (1,157,437)      (9,906,616)
------------------------------------------------------------------------------------------------
Net Increase                            149,740     $  1,237,919        304,718     $  2,758,722
================================================================================================
Class L
Shares sold                              32,290     $    270,534        135,995     $  1,188,762
Shares issued on reinvestment             8,551           71,256         18,313          157,924
Shares reacquired                       (42,879)        (358,504)      (138,454)      (1,196,378)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)                  (2,038)    $    (16,714)        15,854     $    150,308
================================================================================================
Class Y
Shares issued on reinvestment               886     $      7,398          1,607     $     13,875
------------------------------------------------------------------------------------------------
Net Increase                                886     $      7,398          1,607     $     13,875
================================================================================================

8. Subsequent Event

Effective June 5, 2000, the Board of Trustees of the Fund approved a Distribution Agreement with SSB,replacing the Distribution Agreement with CFBDS.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 21

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended November 30, except where noted:

Class A Shares                             2000(1)(2)      1999(2)     1998        1997        1996        1995
==================================================================================================================
Net Asset Value,
   Beginning of Period                    $8.42           $8.85       $8.66       $8.55       $8.53       $7.80
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                0.19            0.37        0.39        0.40        0.40        0.40
   Net realized and
      unrealized gain (loss)              (0.10)          (0.43)       0.19        0.11        0.02        0.73
------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
   From Operations                         0.09           (0.06)       0.58        0.51        0.42        1.13
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                  (0.19)          (0.37)      (0.39)      (0.40)      (0.40)      (0.40)
------------------------------------------------------------------------------------------------------------------
Total Distributions                       (0.19)          (0.37)      (0.39)      (0.40)      (0.40)      (0.40)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $8.32           $8.42       $8.85       $8.66       $8.55       $8.53
------------------------------------------------------------------------------------------------------------------
Total Return                               1.10%++        (0.70)%      6.78%       6.13%       5.05%      14.84%
------------------------------------------------------------------------------------------------------------------
Net Assets,
   End of Period (000s)                 $30,384         $29,522     $28,303     $25,630     $24,537     $26,211
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                             0.75%+          0.84%       0.75%       0.75%       0.77%       0.75%
   Net investment income                   4.63+           4.27        4.45        4.65        4.69        4.89
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       7%             29%          8%          9%         15%          8%
==================================================================================================================

(1)  For the six months ended May 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The investment advisor and administrator waived all or part of their fees for the six months ended May 31, 2000 and each of the five years ended November 30, 1999. In addition, the investment advisor reimbursed the Fund for $75,189 in expenses for the year ended November 30, 1996. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                       Expense Ratios
                        Per Share Decreases to                      Without Fee Waivers
                        Net Investment Income                        and Reimbursements
              -----------------------------------------  -------------------------------------------
               2000   1999   1998   1997   1996   1995     2000    1999   1998   1997   1996   1995
              ------ ------ ------ ------ ------ ------  -------  ------ ------ ------ ------ ------
Class A       $0.01  $0.02  $0.02  $0.03  $0.07  $0.03    0.95%+  1.05%  1.00%  1.12%  1.54%  1.16%

++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
22                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended November 30, except where noted:

Class L Shares                            2000(1)(2)     1999(2)      1998(3)      1997         1996         1995
====================================================================================================================
Net Asset Value,
   Beginning of Period                   $8.42          $8.84        $8.65        $8.54        $8.52        $7.80
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(4)               0.18           0.35         0.37         0.38         0.38         0.38
   Net realized and
      unrealized gain (loss)             (0.11)         (0.42)        0.19         0.11         0.02         0.72
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
   From Operations                        0.07          (0.07)        0.56         0.49         0.40         1.10
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                 (0.18)         (0.35)       (0.37)       (0.38)       (0.38)       (0.38)
--------------------------------------------------------------------------------------------------------------------
Total Distributions                      (0.18)         (0.35)       (0.37)       (0.38)       (0.38)       (0.38)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value,
   End of Period                         $8.31          $8.42        $8.84        $8.65        $8.54        $8.52
--------------------------------------------------------------------------------------------------------------------
Total Return                              0.87%++       (0.79)%       6.57%        5.92%        4.84%       14.36%
--------------------------------------------------------------------------------------------------------------------
Net Assets,
   End of Period (000s)                 $5,063         $5,144       $5,260       $3,419       $2,607       $2,254
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                            0.97%+         1.01%        0.97%        0.96%        0.98%        0.98%
   Net investment income                  4.42+          4.09         4.22         4.44         4.48         4.54
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      7%            29%           8%           9%          15%           8%
====================================================================================================================

(1)  For the six months ended May 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  On June 12, 1998, Class C shares were renamed Class L shares.
(4) The investment advisor and administrator waived all or part of their fees for the six months ended May 31, 2000 and each of the five years ended November 30, 1999. In addition, the investment advisor reimbursed the Fund for $75,189 in expenses for the year ended November 30, 1996. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:


                                                                            Expense Ratios
                        Per Share Decreases to                           Without Fee Waivers
                         Net Investment Income                            and Reimbursements
             ----------------------------------------------  ----------------------------------------------
              2000    1999    1998    1997    1996    1995    2000    1999    1998    1997    1996    1995
             ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Class L      $0.01   $0.02   $0.02   $0.03   $0.07   $0.03   1.17%+  1.22%   1.21%   1.33%   1.75%   1.39%

++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 23

For a share of each class of beneficial interest outstanding throughout each year ended November 30, except where noted:

Class Y Shares                         2000(1)(2)  1999(2)     1998      1997      1996      1995(3)
=====================================================================================================
Net Asset Value,
   Beginning of Period                $8.44       $8.86       $8.66     $8.56     $8.54     $8.39
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(4)            0.20        0.39        0.41      0.41      0.41      0.09
   Net realized and
      unrealized gain (loss)          (0.11)      (0.42)       0.19      0.11      0.02      0.15
-----------------------------------------------------------------------------------------------------
Total Income (Loss)
   From Operations                     0.09       (0.03)       0.60      0.52      0.43      0.24
-----------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income              (0.20)      (0.39)      (0.40)    (0.42)    (0.41)    (0.09)
-----------------------------------------------------------------------------------------------------
Total Distributions                   (0.20)      (0.39)      (0.40)    (0.42)    (0.41)    (0.09)
-----------------------------------------------------------------------------------------------------
Net Asset Value,
   End of Period                      $8.33       $8.44       $8.86     $8.66     $8.56     $8.54
-----------------------------------------------------------------------------------------------------
Total Return                           1.07%++    (0.40)%      7.09%     6.20%     5.22%     2.92%++
-----------------------------------------------------------------------------------------------------
Net Assets,
   End of Period (000s)                $314        $311        $312      $292      $274      $261
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                         0.57%+      0.65%       0.57%     0.56%     0.59%     0.58%+
   Net investment income               4.81+       4.46        4.62      4.84      4.87      4.74+
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                   7%         29%          8%        9%       15%        8%
=====================================================================================================

(1)  For the six months ended May 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  For the period from September 8, 1995 (inception date) to November 30,
     1995.
(4) The investment advisor and administrator waived all or part of their fees for the six months ended May 31, 2000, each of the four years ended November 30, 1999 and the period ended November 30, 1995. In addition, the advisor reimbursed the Fund for $75,189 in expenses for the year ended November 30, 1996. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                             Expense Ratios
                        Per Share Decreases to                             Without Fee Waivers
                         Net Investment Income                              and Reimbursements
             ----------------------------------------------  ----------------------------------------------
              2000    1999    1998    1997    1996    1995    2000    1999    1998    1997    1996    1995
             ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Class Y      $0.01   $0.02   $0.02   $0.03   $0.07   $0.03   0.77%+  0.86%   0.82%   0.94%   1.36%   0.99%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
24                                       2000 Semi-Annual Report to Shareholders

                                                  [LOGO OF SALOMON SMITH BARNEY]

Trustees
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Advisor and
Administrator
SSB Citi Fund Management LLC

Distributor
CFBDS, Inc.

Custodian
PFPC Trust Company

Transfer Agent
Citi Fiduciary Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of the shareholders of Smith Barney Intermediate Maturity California Municipal Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after August 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Intermediate Maturity
California Municipals Fund
388 Greenwich Street,MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds


FD2400 7/00

[LOGO OF SBMF]

                           SMITH BARNEY INTERMEDIATE
                               MATURITY NEW YORK
                                MUNICIPALS Fund

                                                       SPECIAL DISCIPLINE SERIES

                                                       SEMI-ANNUAL REPORT

                                                       MAY 31, 2000

                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]
                 Your Serious Money Professionally Managed(SM)

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney Intermediate Maturity New York Municipals Fund

[PHOTO]

HEATH B. MCLENDON
Chairman

[PHOTO]

JOSEPH P. DEANE
Vice President and Investment Officer

Dear Shareholder:

We are pleased to present the semi-annual report for the Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") for the period ended May 31, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline the Fund's investment strategy.(1) A detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow.

Performance Update

For the six months ended May 31, 2000, the Fund's Class A shares returned 0.43% without sales charges. The Fund's Class A shares returned a negative 1.59% with sales charges for the same period. In comparison, the Lehman Brothers Municipal Bond Index(2) and the Lehman Brothers 10-Year Municipal Bond Index(3) returned 1.02% and 0.68%, respectively. For additional Fund performance information please refer to pages 5 and 6.

Market Update

On May 16,2000,the Federal Reserve Board ("Fed") enacted the sixth in a series of interest rate hikes that began last June 30,1999 when the federal funds rate was at 4.75%. (The federal funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements.) With the federal funds rate presently at 6.50%, the cumulative effect of the interest rate increases so far, in our view, may begin to have a more pronounced effect in reducing inflationary pressures.

----------
1 The information provided represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the portfolio.
2 The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. An investor cannot invest directly in an index.
3 The Lehman Brothers 10-Year Municipal Bond Index is a broad-based index comprised of approximately 5,000 bonds totaling approximately $63 billion in market capitalization. An investor cannot invest directly in an index.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                    1

In our opinion, changes in the Fed's monetary policy generally take time to be absorbed into the economy. We believe that the recent market rallies are a result of monetary changes enacted six to nine months ago. In addition, barring a major change in the economy or the rate of inflation, we think it's likely that the Fed's monetary policy may be relatively benign for the remainder of 2000.

Over the past several weeks,the performance of the bond market has shown signs of improvement amid a series of economic reports that suggest the economy is slowing and that the Fed may be close to completing its series of interest rate hikes. However, we also think that any further Fed policy actions may have already been comfortably priced into the bond market.

The inversion of the yield curve, while making us somewhat cautious, still indicates to us that the market believes inflation is under control. (The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities. An inverted yield curve represents a unique situation whereby short-term interest rates are higher than long-term rates.) While the fundamentals in the higher-quality tier securities are still sound and valuations have improved,poor technical conditions,most notably large pent-up issuance needs, may have created concern among many investors about the future prospects for municipal bonds. Yet, as we discuss later on in the report, we are optimistic about current municipal bond opportunities.

Our favorable outlook for inflation, plus the ongoing reduction in the supply of U.S. Treasuries, may help to contain the rise in long-term rates and further invert the Treasury yield curve (that is, long-term yields should fall even further below short-term yields).

In our view, modestly higher U.S. Treasury yields and a further increase in the inversion of the yield curve are likely as the Fed continues to push up short-term rates. A decrease in the amount of new issuance and more buybacks of currently outstanding debt, while already largely discounted by the market, may likely reinforce the inversion of the yield curve. In addition, we are presently seeing general positive market sentiment toward bonds of higher credit quality. We think that the short-end of the curve is racing to stay ahead of short-term rates. The inversion is not just a factor of the U.S. Treasury buyback program, but rather, it indicates that inflation may be under control and rates on longer-term paper still represent fair value.

--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders

Investment Strategy

The Fund seeks to provide New York investors with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with the preservation of principal.(4) The Fund invests primarily in investment grade(5) municipal securities.

Our investment strategy during the last year has been to maximize our dividend yield. In our view, the municipal bond market has provided us with excellent opportunities throughout the period under review. Since interest rates have gone up to higher levels, we have been able to invest our excess cash in bonds. In addition, we have also been focusing on adding high-grade bonds to the Fund's portfolio.

During the past year, the Fund focused on general obligation bonds (19.1%), education bonds (19.0%) and transportation bonds (12.0%), because we believed they offered good relative values. At the end of November, the Fund's average weighted maturity(6) was approximately 9.3 years. In addition, as of May 31, 2000, 97.0% of the Fund's holdings were rated investment grade, with 51.5% of the Fund invested in AAA/Aaa bonds, the highest possible rating.

New York Economic Highlights(7)

The Empire State continues to move aggressively to create a top-rate business climate, and it is clearly having a positive impact on its economy. This turnaround comes as New York continues to reduce taxes, eliminate red tape and other bureaucratic obstacles and change questionable state government programs that may have previously held back New York's economic growth.

The Empire State has a broad and diverse economy, boasting extensive resources and wealth. With a Gross State Product of roughly $593 million reported in 1999, New York accounts for nearly 8% of the nation's Gross Domestic Product ("GDP"). The unprecedented growth of the financial services sector during the last few years has positively affected the New York State economy, as New York City remains the undisputed financial capital of the world.

In our opinion, changes in New York's economic policy over the last three years -- primarily lower taxes and sound fiscal practices -- continue to improve New York's business climate. Moreover, the state continues to reduce

-----------
4 Please note a portion of the income from this Fund may be subject to the Alternative Minimum Tax ("AMT").
5 Investment-grade bonds are those rated Aaa,Aa,A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or have an equivalent rating by any nationally recognized statistical ratings organization, or are determined by the manager to be of equivalent quality.
6 Average maturity is the average timeframe within the portfolio for which the debt instruments are due and payable.
7   Source: Fitch IBCA, Inc. Public Finance, State of New York, October 14, 1999

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                    3
taxes more than any other state in the nation, and in 1996, taxes were cut more than the other 49 states combined. Additionally, workers' compensation rates have been reduced by 30% since 1995, and other business costs have been lowered as well, which has benefited New York's economy.

Market Outlook

In our judgment, a number of influences remain favorable for the municipal bond market. The new-issue municipals may be expected to decline this year, boosting demand for bonds currently outstanding and enhancing interest for the new municipals expected in 2000.

Fiscal trends may be another major positive. During past economic downturns, some municipal issuers facing declining tax receipts and were hard-pressed to repay their bond obligations. Today, many state and local governments have budget surpluses. We believe these surpluses may make investors more comfortable holding municipals, even in a downturn. Lastly, recent narrowing of spreads in the taxable market has made other fixed income alternatives less attractive on a relative basis. All of these trends help to explain why we remain optimistic about the long-term prospects for the municipal bond market.

In closing, thank you for investing in the Smith Barney Intermediate Maturity New York Municipals Fund. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

/s/ Heath B. McLendon                          /s/ Joseph P. Deane

Heath B. McLendon                              Joseph P. Deane
Chairman                                       Vice President and
                                               Investment Officer






June 15, 2000

--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance - Class A Shares
--------------------------------------------------------------------------------

                            Net Asset Value
                         --------------------
                         Beginning       End        Income     Capital Gain      Total
Period Ended             of Period    of Period    Dividends   Distributions   Returns(1)
=========================================================================================
5/31/00                     $8.28       $8.12       $0.20         $0.00          0.43%+
-----------------------------------------------------------------------------------------
11/30/99                     8.76        8.28        0.38          0.00         (1.18)
-----------------------------------------------------------------------------------------
11/30/98                     8.57        8.76        0.40          0.00          7.01
-----------------------------------------------------------------------------------------
11/30/97                     8.47        8.57        0.41          0.00          6.23
-----------------------------------------------------------------------------------------
11/30/96                     8.48        8.47        0.41          0.00          4.85
-----------------------------------------------------------------------------------------
11/30/95                     7.80        8.48        0.41          0.00         14.31
-----------------------------------------------------------------------------------------
11/30/94                     8.54        7.80        0.40          0.02         (3.97)
-----------------------------------------------------------------------------------------
11/30/93                     8.18        8.54        0.40          0.02          9.76
-----------------------------------------------------------------------------------------
Inception* - 11/30/92        7.90        8.18        0.38          0.00          8.59+
=========================================================================================
Total                                               $3.39         $0.04
=========================================================================================

--------------------------------------------------------------------------------
Historical Performance - Class L Shares
--------------------------------------------------------------------------------

                            Net Asset Value
                         --------------------
                         Beginning       End        Income     Capital Gain      Total
Period Ended             of Period    of Period    Dividends   Distributions   Returns(1)
=========================================================================================
5/31/00                     $8.27       $8.12       $0.19         $0.00          0.46%+
-----------------------------------------------------------------------------------------
11/30/99                     8.76        8.27        0.36          0.00         (1.49)
-----------------------------------------------------------------------------------------
11/30/98                     8.57        8.76        0.38          0.00          6.79
-----------------------------------------------------------------------------------------
11/30/97                     8.47        8.57        0.39          0.00          6.00
-----------------------------------------------------------------------------------------
11/30/96                     8.48        8.47        0.39          0.00          4.64
-----------------------------------------------------------------------------------------
Inception* - 11/30/95        7.87        8.48        0.38          0.00         13.01+
=========================================================================================
Total                                               $2.09         $0.00
=========================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                    5

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------
                                                      Without Sales Charges(1)
                                                      ------------------------
                                                      Class A          Class L
================================================================================
Six Months Ended 5/31/00+                               0.43%            0.46%
--------------------------------------------------------------------------------
Year Ended 5/31/00                                     (0.82)           (1.00)
--------------------------------------------------------------------------------
Five Years Ended 5/31/00                                4.32             4.11
--------------------------------------------------------------------------------
Inception* through 5/31/00                              5.32             5.25
================================================================================

                                                        With Sales Charges(2)
                                                      ------------------------
                                                      Class A          Class L
================================================================================
Six Months Ended 5/31/00+                              (1.59)%          (1.48)%
--------------------------------------------------------------------------------
Year Ended 5/31/00                                     (2.86)           (2.97)
--------------------------------------------------------------------------------
Five Years Ended 5/31/00                                3.90             3.91
--------------------------------------------------------------------------------
Inception* through 5/31/00                              5.07             5.05
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                    Without Sales Charges(1)
================================================================================
Class A (Inception* through 5/31/00)                         54.76%
--------------------------------------------------------------------------------
Class L (Inception* through 5/31/00)                         32.47
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 2.00% and 1.00%, respectively. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A and L shares are December 31, 1991 and December 5, 1994, respectively.

--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

              Growth of $10,000 Invested in Class A Shares of the
          Smith Barney Intermediate Maturity New York Municipals Fund
                vs. Lehman Brothers 10-Year Municipal Bond Index
         and Lipper New York Intermediate Municipal Debt Fund Average+
--------------------------------------------------------------------------------
                           December 1991 -- May 2000

                                    [GRAPH]

                  Smith Barney
                  Intermediate         Lehman Brothers          Lipper New York
                    Maturity               10-Year               Intermediate
                    New York              Municipal             Municipal Debt
                 Municipals Fund          Bond Index              Fund Average
                 ---------------       ---------------         ----------------
12/31/91             9,802                 10,000                   10,000
 11/92              10,644                 10,767                   10,685
 11/93              11,683                 12,028                   11,625
 11/94              11,219                 11,491                   11,230
 11/95              12,824                 13,623                   12,796
 11/96              13,447                 14,394                   13,383
 11/97              14,284                 15,410                   14,134
 11/98              15,285                 16,660                   15,054
 11/99              15,104                 16,708                   15,351
5/31/00             15,169                 16,822                   15,439


+ Hypothetical illustration of $10,000 invested in Class A shares at inception on December 31, 1991, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 2000. The Lehman Brothers 10-Year Municipal Bond Index is a broad-based index comprised of approximately 5,200 bonds totaling approximately $63 billion in market capitalization. The bonds are all municipal bonds with an average maturity of 9.8 years, an average yield of 4.93% and a duration of 7.08 years. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The Lipper New York Intermediate Municipal Debt Fund Average is an average of the Fund's peer group of mutual funds (18 funds as of May 31, 2000) investing in intermediate maturity New York tax-exempt bonds. The performance of the Fund's other class may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class. An investor may not invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                    7

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                                    May 31, 2000
--------------------------------------------------------------------------------
Industry Breakdown*

19.0%     Education
19.1%     General Obligation
 3.7%     Government Facilities
 6.8%     Hospitals
 7.7%     Industrial Development
17.3%     Other
 3.7%     Pollution Control
12.0%     Transportation
 3.2%     Finance
 7.5%     Water & Sewer

Summary of Investments by Combined Ratings

                                                   Standard &    Percentage of
Moody's               and/or                         Poor's    Total Investments
--------------------------------------------------------------------------------
Aaa                                                    AAA           51.5%
Aa                                                     AA            15.0
A                                                       A            19.1
Baa                                                    BBB           11.4
NR                                                     NR             3.0
                                                                    -----
                                                                    100.0%
                                                                    =====

----------
* As a percentage of total investments.

--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                 May 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                   SECURITY                               VALUE
==========================================================================================
Education -- 19.0%
$1,000,000      AAA     City University of New York COP, John Jay
                         College, 6.000% due 8/15/06                           $ 1,028,750
   860,000              Aaa* Huntington Union Free School District,
                         FGIC-Insured, 5.500% due 7/15/11                          865,375
                        Nassau County Industrial Development Agency,
                         Civic Facility Revenue, Refunded, (Hofstra
                         University Project), MBIA-Insured:
 1,250,000      AAA       5.250% due 7/1/13                                      1,220,313
 2,000,000      AAA       5.250% due 7/1/14                                      1,942,500
 2,000,000      AAA     New York Educational Construction Fund, Series A,
                        MBIA-Insured, 6.500% due 4/1/04                          2,095,000
                        New York State Dormitory Authority, Revenue Bonds:
   500,000      AAA      College and University Educational Loan,
                          MBIA-Insured, 6.200% due 7/1/01 (b)                      507,210
   640,000      Aaa*     New York Law School, AMBAC-Insured,
                          5.200% due 7/1/08                                        636,000
 1,100,000      AA       Saint Thomas Aquinas, 5.000% due 7/1/14                   990,000
 1,000,000      A        State University Educational Facilities,
                          5.000% due 5/15/10                                       942,500
------------------------------------------------------------------------------------------
                                                                                10,227,648
------------------------------------------------------------------------------------------
Finance -- 3.2%
                        City of Troy Municipal Assistance Corp., MBIA-Insured:
 1,080,000      AAA      Series A, 5.000% due 1/15/08                            1,061,100
 1,990,000      AAA      Series B, zero coupon due 1/15/19                         644,263
------------------------------------------------------------------------------------------
                                                                                 1,705,363
------------------------------------------------------------------------------------------
General Obligation -- 19.1%
   400,000      AAA     Albany City School District GO, Series B, MBIA-Insured,
                         6.000% due 12/15/00                                       402,776
                        Buffalo GO:
   205,000      AAA      Series A, MBIA-Insured, 5.900% due 4/1/01                 207,112
 1,540,000      AAA      Series B, 4.750% due 2/1/16                             1,328,250
   385,000      AAA      Series B, (Escrowed to maturity with U.S. government
                          securities), MBIA-Insured, 5.900% due 4/1/01             388,966
 1,000,000      AAA      Erie County Public Improvement Project GO, Series A,
                          FGIC-Insured, 5.750% due 10/1/11                       1,023,750
 1,000,000      AA       Monroe County Public Improvement Project GO, Series A,
                          6.000% due 3/1/18                                      1,027,500
 1,000,000      AAA      Nassau County GO, Combined Sewer District, Series E,
                          MBIA-Insured, 5.400% due 5/1/10                          988,750
                         New York City GO:
 2,000,000      A-        Series A, 7.000% due 8/1/04                            2,122,500
   325,000      A-        Series B, 6.250% due 10/1/01                             330,281
   175,000      A-        Series B, (Escrowed to maturity with U.S. government
                           securities), 6.250% due 10/1/01 (c)                     178,063

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                    9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                      May 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                   SECURITY                               VALUE
==========================================================================================
General Obligation -- 19.1% (continued)
$ 435,000       AAA     Niagara County GO, Environmental Infrastructure,
                         Series A, MBIA-Insured, 5.250% due 8/15/13            $   421,950
  275,000       Aaa*    North Hempstead GO, FGIC-Insured, 5.000% due 5/15/12       259,875
  630,000       Aaa*    Nyack Unified Free School District GO, FGIC-Insured,
                         5.250% due 12/15/15                                       599,287
1,125,000       AAA     Yonkers GO, Series A, FGIC-Insured, 5.000% due 9/1/14    1,026,562
------------------------------------------------------------------------------------------
                                                                                10,305,622
------------------------------------------------------------------------------------------
Government Facilities -- 3.7%
1,900,000       A       New York State Urban Development, Correctional
                         Facilities, Series A, 6.500% due 1/1/09                 2,016,375
------------------------------------------------------------------------------------------
Hospitals -- 6.8%
                        New York State Dormitory Authority, Revenue Bonds:
   95,000       AA      Genessee Valley, Series B, FHA-Insured, 6.300%
                         due 8/1/02                                                 97,375
1,000,000       A       Mental Health Services Facilities Improvement,
                         6.000% due 2/15/12                                      1,027,500
  500,000       Baa2*   Nyack Hospital, Series A, 6.250% due 7/1/13                481,250
1,000,000       AAA     Presbyterian Hospital, Series A, AMBAC/FHA-Insured,
                         5.500% due 2/15/07                                      1,008,750
                        New York State Medical Care Facilities, Revenue Bonds:
  725,000       A        Mental Health Services Facility, 6.100% due 2/15/02       736,781
                         Methodist Hospital, FHA-Insured:
  200,000       AA        Series A, (Escrowed to maturity with U.S. government
                           securities), 6.000% due 8/15/02 (c)                     204,500
   95,000       AAA       Series C, 5.900% due 8/15/02                              94,881
------------------------------------------------------------------------------------------
                                                                                 3,651,037
------------------------------------------------------------------------------------------
Housing: Multi-Family -- 2.4%
1,000,000       AAA     New York State Housing Corp., (Battery Park City Project),
                         6.000% due 11/1/03                                      1,023,750
  270,000       Aa*     North Tonawanda Housing Development Corp.,
                         Mortgage Revenue, Bishop Gibbons, Series B,
                         FHA-Insured, 6.350% due 12/15/02                          275,062
------------------------------------------------------------------------------------------
                                                                                 1,298,812
------------------------------------------------------------------------------------------
Industrial Development -- 7.7%
  535,000       A       Amherst Industrial Development Agency, Lease Revenue,
                         Multi-Surface Rink Complex, Series A, (Escrowed to
                         maturity with U.S. government securities), LOC Keybank,
                         5.050% due 10/1/05 (c)                                    532,994
  500,000       Baa3*   New York City IDA, Civil Facilities Revenue, (YMCA Greater
                         NY Project), 6.000% due 8/1/07                            503,125
  605,000       AA-     Onondaga County, NY IDA, (Syracuse Home Association
                         Project), 5.000% due 12/1/13                              539,206

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                      2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                      May 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                   SECURITY                               VALUE
==========================================================================================
Industrial Development -- 7.7% (continued)
$1,000,000      A       Syracuse Industrial Development Agency, Civic
                         Facilities Revenue, (Crouse Health Inc. Project),
                         5.000% due 1/1/10                                     $   921,250
                        Westchester County IDA:
1,000,000       AAA      Resource Recovery Revenue, (Westchester Resco Co.
                          Project), AMBAC-Insured, 6.000% due 7/1/09 (b)         1,036,250
580,000         NR       Revenue Bonds, (Escrowed to maturity with
                          U.S. government securities), (AGR Realty Co. Project),
                          5.750% due 1/1/02 (c)                                    587,975
------------------------------------------------------------------------------------------
                                                                                 4,120,800
------------------------------------------------------------------------------------------
Life Care Systems -- 1.2%
690,000         AA      New York State Dormitory Authority Revenue, Hebrew
                         Home for the Aged, FHA-Insured, 5.625% due 2/1/17         664,125
------------------------------------------------------------------------------------------
Miscellaneous -- 9.6%
500,000         A       Capital District Youth Center Lease Revenue, LOC Key Bank,
                         6.000% due 2/1/17                                         483,750
1,450,000       AA      New York City Transitional Finance Authority Revenue,
                         Future Tax Secured, Series A, 4.750% due 11/15/16       1,257,875
1,000,000       AAA     Suffolk County Judicial Facilities Agency Service
                         Agreement Revenue, John P. Cohalan Complex, AMBAC-
                         Insured, 5.750% due 10/15/11                            1,025,000
                        Virgin Islands Public Finance Authority Revenue,
                         Series A:
1,580,000       BBB-     5.300% due 10/1/11                                      1,477,300
1,000,000       BBB-     5.500% due 10/1/13                                        923,750
------------------------------------------------------------------------------------------
                                                                                 5,167,675
------------------------------------------------------------------------------------------
Pollution Control -- 3.7%
750,000         BBB+    Essex County Industrial Development Agency, PCR,
                         5.700% due 7/1/16 (b)                                     690,000
500,000         AAA     New York State Environmental Facilities Corp., PCR,
                         Series A, 5.950% due 3/15/02                              508,750
800,000         BBB     Oneida-Herkimer Solid Waste Management Authority,
                         6.300% due 4/1/01                                         810,136
------------------------------------------------------------------------------------------
                                                                                 2,008,886
------------------------------------------------------------------------------------------
Public Facilities -- 1.1%
600,000         AAA     Puerto Rico Public Buildings Authority, Public
                         Education and Health Facilities Refunding, Series K,
                         FGIC-Insured, 6.000% due 7/1/01                           608,664
------------------------------------------------------------------------------------------
Transportation -- 12.0%
560,000         BBB     Guam Transportation Authority Revenue, Series A,
                         5.700% due 10/1/01                                        562,800
1,545,000       AA-     New York State Thruway Authority, General Revenue,
                         Series E, 5.000% due 1/1/16                             1,392,431

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                      May 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                   SECURITY                               VALUE
==========================================================================================
Transportation -- 12.0% (continued)
$1,000,000      A       New York State Thruway Authority, Service Contract,
                         Local Highway and Bridges, 6.000% due 4/1/02          $ 1,015,000
   600,000      AAA     Niagara Falls Bridge Commission Toll Revenue,
                         Series B, FGIC-Insured, 5.250% due 10/1/15                576,750
 1,215,000      AAA     Niagara Frontier Transportation Authority, Greater
                         Buffalo International Airport, Series B, AMBAC-Insured,
                         5.750% due 4/1/04 (b)                                   1,220,613
 1,000,000      NR      Port Authority of New York & New Jersey, Revenue
                         Bonds, 6.750% due 10/1/11 (b)                           1,018,750
   670,000      Baa1*   Syracuse COP, Hancock International Airport,
                         6.300% due 1/1/02 (b)                                     678,375
------------------------------------------------------------------------------------------
                                                                                 6,464,719
------------------------------------------------------------------------------------------
Utilities -- 3.0%
                        Long Island Power Authority, Electric System Revenue:
 1,000,000      AAA      FSA-Insured, 5.000% due 12/1/15                           901,250
   700,000      AA       Series 5, 4.300% due 5/1/33 (d)                           700,000
------------------------------------------------------------------------------------------
                                                                                 1,601,250
------------------------------------------------------------------------------------------
Water & Sewer -- 7.5%
   750,000      AAA     New York City Municipal Water Finance Authority,
                         Series D, MBIA-Insured, 5.000% due 6/15/15                678,750
 1,000,000      Aa1*    New York State Environmental Facility Corp., Clean
                         Water & Drinking, Series F, 5.250% due 6/15/14            947,500
 1,390,000      AAA     Suffolk County Southwest Sewer District GO, MBIA-Insured,
                         6.000% due 2/1/07                                       1,447,338
 1,000,000      AAA     Suffolk County Water Authority, Waterworks Revenue,
                         MBIA-Insured, 5.100% due 6/1/09                           982,500
------------------------------------------------------------------------------------------
                                                                                 4,056,088
------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS-- 100%
                 (Cost-- $54,700,199**)                                        $53,897,064
==========================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if the issuer has not applied for new ratings.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice. ** Aggregate cost for Federal income tax purposes is substantially the same.

See pages 13 and 14 for definitions of ratings and certain security descriptions

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA           -- Bonds rated "AAA" have the highest rating assigned by Standard
                 & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA            -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue onlY in a small degree.
A             -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB           -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa           -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa            -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A             -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa           -- Bonds rated "Baa" are considered as medium grade obligations,
                 i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba            -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B             -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR            -- Indicates that the bond is not rated by Standard & Poor's or
                 Moody's.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   13

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------
VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.
 P-1   -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG   -- Association of Bay Area Governments
 AIG   -- American International Guaranty
AMBAC  -- American Municipal Bond Assurance Corporation
BIG    -- Bond Investors Guaranty
CGIC   -- Capital Guaranty Insurance Company
COP    -- Certificate of Participation
EDA    -- Economic Development Authority
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FLAIRS -- Floating Adjustable Interest Rate Securities
FNMA   -- Federal National Mortgage Association
FSA    -- Financial Security Assurance
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
INFLOS -- Inverse Floaters
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
MVRICS -- Municipal Variable Rate Inverse Coupon Security
PCR    -- Pollution Control Revenue
RIBS   -- Residual Interest Bonds
VA     -- Veterans Administration
VRDD   -- Variable Rate Daily Demand
VRWE   -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                     May 31, 2000
--------------------------------------------------------------------------------
ASSETS:
    Investments, at value (Cost -- $54,700,199)                      $53,897,064
    Cash                                                                   7,858
    Interest receivable                                                  901,307
    Receivable for Fund shares sold                                       19,611
    Receivable from manager                                               12,518
--------------------------------------------------------------------------------
    Total Assets                                                      54,838,358
--------------------------------------------------------------------------------
LIABILITIES:
    Administration fees payable                                           25,267
    Investment advisory fees payable                                      22,425
    Distribution fees payable                                              3,081
    Accrued expenses                                                      41,964
--------------------------------------------------------------------------------
    Total Liabilities                                                     92,737
--------------------------------------------------------------------------------
Total Net Assets                                                     $54,745,621
================================================================================
NET ASSETS:
    Par value of shares of beneficial interest                           $ 6,740
    Capital paid in excess of par value                               57,581,124
    Undistributed net investment income                                   11,138
    Accumulated net realized loss from security transactions          (2,050,246)
    Net unrealized depreciation of investments                          (803,135)
--------------------------------------------------------------------------------
Total Net Assets                                                     $54,745,621
================================================================================
Shares Outstanding:
    Class A                                                            6,198,141
    ----------------------------------------------------------------------------
    Class L                                                              541,956
    ----------------------------------------------------------------------------
Net Asset Value:
    Class A (and redemption value)                                         $8.12
    ----------------------------------------------------------------------------
    Class L *                                                              $8.12
    ----------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
    Class A (net asset value plus 2.04% of net asset value per share)      $8.29
    ----------------------------------------------------------------------------
    Class L (net asset value plus 1.01% of net asset value per share)      $8.20
================================================================================

* Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   15

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended May 31, 2000

INVESTMENT INCOME:
    Interest                                                  $       1,668,841
-------------------------------------------------------------------------------
EXPENSES:
    Investment advisory fees (Note 2)                                    91,411
    Administration fees (Note 2)                                         60,941
    Distribution fees (Note 2)                                           50,349
    Shareholder and system servicing fees                                20,886
    Shareholder communications                                           14,261
    Audit and legal                                                       7,842
    Pricing service fees                                                  4,848
    Custody                                                               3,155
    Registration fees                                                     2,275
    Trustees' fees                                                        1,671
    Other                                                                 5,146
-------------------------------------------------------------------------------
    Total Expenses                                                      262,785
    Less: Investment advisory and administration fee waivers (Note 2)   (42,658)
-------------------------------------------------------------------------------
    Net Expenses                                                        220,127
-------------------------------------------------------------------------------
Net Investment Income                                                 1,448,714
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 5):
    Realized Loss From Security Transactions
    (excluding short-term securities):
      Proceeds from sales                                            10,969,511
      Cost of securities sold                                        11,296,620
-------------------------------------------------------------------------------
    Net Realized Loss                                                  (327,109)
-------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation (Depreciation)
    of Investments:
      Beginning of period                                                10,188
      End of period                                                    (803,135)
-------------------------------------------------------------------------------
    Increase in Net Unrealized Depreciation                            (813,323)
-------------------------------------------------------------------------------
Net Loss on Investments                                              (1,140,432)
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $   308,282
===============================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Six Months Ended May 31, 2000 (unaudited) and the Year Ended November 30, 1999

                                                        2000            1999
--------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                           $1,448,714      $2,810,096
    Net realized loss                                 (327,109)       (454,165)
    Increase in net unrealized depreciation           (813,323)     (3,221,396)
------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From Operations  308,282        (865,465)
------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
    Net investment income                           (1,432,497)     (2,809,830)
------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders                 (1,432,497)     (2,809,830)
------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
    Net proceeds from sale of shares                 1,472,081      19,640,773
    Net asset value of shares issued for
      reinvestment of dividends                        899,816       1,875,275
    Cost of shares reacquired                      (11,355,473)    (11,858,196)
------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From
      Fund Share Transactions                       (8,983,576)      9,657,852
------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                  (10,107,791)      5,982,557

NET ASSETS:
    Beginning of period                             64,853,412      58,870,855
------------------------------------------------------------------------------
    End of period*                                 $54,745,621     $64,853,412
==============================================================================
* Includes undistributed (overdistributed)
  net investment income of:                            $11,138         $(5,079)
==============================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   17

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------
1. Significant Accounting Policies

Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") is a separate non-diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and six other separate investment funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney S&P 500 Index Fund, Smith Barney Mid Cap Blend Fund, Smith Barney U.S. 5000 Index Fund and Smith Barney EAFE Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Fund and each class; investment advisory fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------
2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly. For the six months ended May 31, 2000,SSBC waived $25,595 of its investment advisory fee.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at the annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the six months ended May 31, 2000, SSBC waived $17,063 of its administration fee.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended May 31, 2000, the Fund paid transfer agent fees of $8,299 to CFTC.

CFBDS,Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

There are maximum initial sales charges of 2.00% and 1.00% for Class A and L shares, respectively. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

For the six months ended May 31,2000,SSB and CFBDS received sales charges of $13,000 and $1,000 on sales of the Fund's Class A and L shares,respectively. There were no CDSCs paid to SSB for the six months ended May 31,2000.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A and L shares, calculated at the annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class L shares calculated at the annual rate of 0.20% of the average daily net assets.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                  19

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------
For the six months ended May 31,2000,total Distribution Plan fees incurred were:

                                                      Class A           Class L
================================================================================
Distribution Plan Fees                                $42,223            $8,126
================================================================================

All officers and one Trustee of the Fund are employees of SSB.

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Fund Concentration

Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible concentration risk, associated with economic, political or legal developments or industrial or regional matters specifically affecting New York.

5. Investments

For the six months ended May 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $ 3,271,809
--------------------------------------------------------------------------------
Sales                                                                10,969,511
================================================================================

At May 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $   363,355
Gross unrealized depreciation                                        (1,166,490)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $  (803,135)
================================================================================

6. Capital Loss Carryforward

At November 30, 1999, the Fund had, for Federal income tax purposes, approximately $1,723,000 of loss carryforwards available to offset any future capital gains. To the extent that these carryforward losses are used to offset

--------------------------------------------------------------------------------
20                                      2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below. Expiration occurs on November 30 of the year indicated:

                              2002           2003         2004           2007
================================================================================
Carryforward Amounts        $856,000       $337,000      $76,000       $454,000
================================================================================

7. Shares of Beneficial Interest

At May 31, 2000, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At May 31, 2000, total paid-in capital amounted to the following for each class:

                                                     Class A          Class L
================================================================================
Total Paid-in Capital                              $52,886,876       $4,700,988
================================================================================

Transactions in shares of each class were as follows:

                                             Six Months Ended                 Year Ended
                                               May 31, 2000                 November 30, 1999
                                        --------------------------      --------------------------
                                           Shares         Amount          Shares         Amount
==================================================================================================
Class A
Shares sold                                167,925    $  1,378,104       2,067,594    $ 17,655,669
Shares issued on reinvestment              100,042         817,581         201,079       1,710,081
Shares reacquired                       (1,305,605)    (10,712,809)     (1,270,139)    (10,724,174)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease)                 (1,037,638)   $ (8,517,124)        998,534    $  8,641,576
==================================================================================================
Class L
Shares sold                                 11,464         $93,977         228,446     $ 1,985,104
Shares issued on reinvestment               10,066          82,235          19,436         165,194
Shares reacquired                          (78,515)       (642,664)       (133,953)     (1,134,022)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease)                    (56,985)      $(466,452)        113,929      $1,016,276
==================================================================================================

8. Subsequent Event

Effective June 5, 2000, the Board of Trustees of the Fund approved a Distribution Agreement with SSB, replacing the Distribution Agreement with CFBDS.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   21

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended November 30, except where noted:

Class A Shares                          2000(1)(2)         1999(2)         1998           1997           1996           1995
===============================================================================================================================
Net Asset Value,
  Beginning of Period                      $8.28            $8.76          $8.57          $8.47          $8.48          $7.80
-------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                  0.20             0.38           0.40           0.41           0.41           0.41
  Net realized and unrealized
    gain (loss)                            (0.16)           (0.48)          0.19           0.10          (0.01)          0.68
-------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         0.04            (0.10)          0.59           0.51           0.40           1.09
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.20)           (0.38)         (0.40)         (0.41)         (0.41)         (0.41)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                        (0.20)           (0.38)         (0.40)         (0.41)         (0.41)         (0.41)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $8.12            $8.28          $8.76          $8.57          $8.47          $8.48
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                0.43%++         (1.18)%         7.01           6.23%          4.85%         14.31%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $50,345          $59,896        $54,624        $48,759        $49,355        $52,568
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                               0.71%+           0.73%          0.70%          0.67%          0.66%          0.65%
  Net investment income                     4.76+            4.47           4.59           4.83           4.86           5.01
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        6%              23%            53%            52%            67%            --
===============================================================================================================================

(1)  For the six months ended May 31, 2000 (unaudited).
(2)  Per share amounts have been calculated using the average shares method.
(3) The investment adviser has waived all or part of its fees for the six months ended May 31, 2000 and each of the five years ended November 30, 1999. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                      Per Share Decreases to                           Expense Ratios
                       Net Investment Income                         Without Fee Waivers
          ----------------------------------------------  -----------------------------------------------
           2000    1999    1998    1997    1996    1995    2000   1999     1998    1997    1996     1995
           ----    ----    ----    ----    ----    ----    ----   ----     ----    ----    ----     ----
Class A   $0.01   $0.01   $0.02   $0.03   $0.04   $0.03   0.85%+   0.88%   0.89%   0.98%   1.08%    0.97%

++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

--------------------------------------------------------------------------------
22                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended November 30, except where noted:

Class L Shares                         2000(1)(2)        1999(2)       1998(3)        1997          1996       1995(4)
======================================================================================================================
Net Asset Value,
  Beginning of Period                     $8.27           $8.76         $8.57         $8.47         $8.48       $7.87
-----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(5)                 0.19            0.37          0.38          0.39          0.39        0.38
  Net realized and unrealized
    gain (loss)                           (0.15)          (0.50)         0.19          0.10         (0.01)       0.61
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                               0.04           (0.13)         0.57          0.49          0.38        0.99
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                   (0.19)          (0.36)        (0.38)        (0.39)        (0.39)      (0.38)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                       (0.19)          (0.36)        (0.38)        (0.39)        (0.39)      (0.38)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $8.12           $8.27         $8.76         $8.57         $8.47       $8.48
-----------------------------------------------------------------------------------------------------------------------
Total Return                               0.46%++        (1.49)%        6.79%         6.00%         4.64%      13.01%++
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $4,401          $4,957        $4,247        $2,283        $1,192        $393
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(5)                              0.90%+          0.92%         0.89%         0.89%         0.88%       0.86%+
  Net investment income                    4.57+           4.28          4.38          4.61          4.64        4.74+
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       6%             23%           53%           52%           67%         --
=======================================================================================================================

(1)  For the six months ended May 31, 2000 (unaudited).
(2)  Per share amounts have been calculated using the average shares method.
(3)  On June 12, 1998, Class C shares were renamed Class L shares.
(4)  For the period from December 5, 1994 (inception date) to November 30, 1995.
(5) The investment adviser has waived all or part of its fees for the six months ended May 31, 2000, each of the four years ended November 30, 1999 and the period ended November 30, 1995. If such fees were not waived, the per share effect on net investment income and expense ratios would have been as follows:

                      Per Share Decreases to                            Expense Ratios
                       Net Investment Income                          Without Fee Waivers
          ---------------------------------------------   ---------------------------------------------
           2000    1999    1998    1997    1996    1995   2000     1999    1998    1997    1996    1995
           ----    ----    ----    ----    ----    ----   ----     ----    ----    ----    ----    ----
Class L   $0.01   $0.01   $0.01   $0.03   $0.02   $0.03   1.04%+   1.07%   1.09%   1.20%   1.30%   1.19%+


++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                  23

                     (This page intentionally left blank.)

                                                    [LOGO OF SALOMONSMITHBARNEY]

Trustees
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus

Officers
Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator
SSB Citi Fund Management LLC

Distributor
CFBDS, Inc.

Custodian
PFPC Trust Company

Transfer Agent
Citi Fiduciary Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of shareholders of Smith Barney Investment Trust -- Smith Barney Intermediate Maturity New York Municipals Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after August 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney Intermediate Maturity
New York Municipals Fund
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD2401 7/00

[LOGO]



                             SMITH BARNEY
                       LARGE CAPITALIZATION GROWTH FUND


                               STYLE PURE SERIES

                              SEMI-ANNUAL REPORT

                                 MAY 31, 2000



                     [LOGO]SMITH BARNEY
                           MUTUAL FUNDS
                     Your Serious Money. Professionally Managed.-SM-


           NOT FDIC INSURED -  NOT BANK GUARANTEED -  MAY LOSE VALUE

SMITH BARNEY LARGE
CAPITALIZATION GROWTH FUND

----------------------

The SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND ("Fund") seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations.

SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
AVERAGE ANNUAL TOTAL RETURNS ENDED
MAY 31, 2000


                                WITHOUT SALES CHARGES(1)
                        ----------------------------------------
                        CLASS A       CLASS B       CLASS L

----------------------------------------------------------------
Six-Month++                7.25%         6.82%         6.82%
----------------------------------------------------------------
One-Year                  23.63         22.65         22.65
----------------------------------------------------------------
Since Inception+          33.07         32.08         32.08
----------------------------------------------------------------


                                 WITH SALES CHARGES(2)
                        ----------------------------------------
                        CLASS A       CLASS B       CLASS L

----------------------------------------------------------------
Six-Month++                1.89%         1.82%         4.74%
----------------------------------------------------------------
One-Year                  17.44         17.65         20.43
----------------------------------------------------------------
Since Inception+          30.60         31.41         31.60
----------------------------------------------------------------


         (1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
         (2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
                        All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
         ++ Total return is not annualized, as it may not be representative of the total return for the year.
          +             Inception date for Class A, B and L shares is
                        August 29, 1997.


 FUND HIGHLIGHT
------------------------------------------------
INDIVIDUAL COMPANY SELECTION, IN OUR VIEW, SHOULD CONTINUE TO BE THE PRIMARY FOCUS OF MOST INVESTORS. DURING PERIODS OF WHAT WE DEEM TO BE SPECULATIVE EXCESS, THIS INVESTMENT APPROACH MAY APPEAR DATED, BUT WE BELIEVE IT IS A TRIED-AND-TRUE PROCESS THAT HAS SERVED INVESTORS WELL FOR DECADES.

 NASDAQ SYMBOL
------------------------------------------------


  CLASS A       SBLGX
  CLASS B       SBLBX
  CLASS L       SLCCX


 WHAT'S INSIDE
------------------------------------------------


A MESSAGE FROM THE CHAIRMAN..............         1
SHAREHOLDER LETTER.......................         2
HISTORICAL PERFORMANCE...................         4
SMITH BARNEY LARGE CAPITALIZATION GROWTH
  FUND AT A GLANCE.......................         6
SCHEDULE OF INVESTMENTS..................         7
STATEMENT OF ASSETS AND LIABILITIES......         9
STATEMENT OF OPERATIONS..................        10
STATEMENTS OF CHANGES IN NET ASSETS......        11
NOTES TO FINANCIAL STATEMENTS............        12
FINANCIAL HIGHLIGHTS.....................        15

 A MESSAGE FROM THE CHAIRMAN
------------------------------------------------

DEAR SHAREHOLDER:


The U.S. economy has continued its rate of historic growth in the new millennium. However, in recent weeks, the U.S. markets have been characterized by record volatility, leaving many investors with little or no clear indication of the future direction of the market.

[PHOTO]

HEATH B. MCLENDON
Chairman



At SSB Citi Asset Management, Citigroup's assetmanagement division, we remain firmly committed to our belief that individual company selection should continue to be the primary focus of any investors in any market. We believe that those companies with excellent products, strong management and a sound business plan should be well-positioned to deliver continued earnings growth in an evolving global economy.

We provide some 100 million people, businesses, governments and institutions in over 100 countries with a broad range of financial products and services. SSB Citi Asset Management, offers you access to a broad range of products including equities, fixed income and money markets. Our global resources are extensive, far-reaching and powerful, with a strong presence in the U.S., Europe, Japan, Latin America, Asia Pacific and Australia.

We invite you to explore our capabilities as a market leader in areas such as retirement, tax and estate planning. When you invest with SSB Citi Asset Management, you can do so with the confidence that your interests come first, your investment success is paramount, and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.

Sincerely,


/s/ HEATH B. MCLENDON
HEATH B. MCLENDON
Chairman
JUNE 12, 2000

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                  1

 SHAREHOLDER LETTER
------------------------------------------------

DEAR SHAREHOLDER:

[PHOTO]
ALAN J. BLAKE
Vice President and
Investment Officer

We are pleased to provide the semi-annual report for the Smith Barney Large Capitalization Growth Fund ("Fund") for the period ended May 31, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our portfolio strategy.(1) A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

PERFORMANCE UPDATE AND STRATEGY

As previously noted, the Fund seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations.

For the six months ended May 31, 2000, the Class A, B and L shares of the Fund, without sales charges, returned 7.25%, 6.82% and 6.82%, respectively. For the same period the Fund's Class A, B and L shares, with sales charges, returned 1.89%, 1.82% and 4.74%, respectively. In comparison, the Standard & Poor's 500 Index ("S&P 500 Index")(2) returned 2.90% for the same period.

The Fund emphasizes a core of large-capitalization growth stocks that share a number of characteristics. Chief among them are strong financials (i.e., consistent and sustainable earnings growth, significant free cash flow and very high returns on equity), companies delivering world-class products or services into the global marketplace, dominant companies within growth industries where we think the barriers to entry are extremely high and companies with strong management teams. In our view, strong management is just as important as a company's financial condition or the quality of its products or services.

MARKET OVERVIEW AND FUND UPDATE(3)

We believe corporate earnings outlook is the most important factor in determining the behavior of large-capitalization growth stocks. As such, we tend to view short-term political and economic events as background noise and continue our long-term focus on individual company balance sheets, products and management. When questions exist about the political and economic situation worldwide, it always seems to lead many investors back to the highest-quality companies.

Since our last report, the Fund has experienced broad gains, in large part due to its technology holdings. At the Fund's inception on August 1997, we stated that our investment emphasis was to invest in companies that may, over time, in a low inflation environment, deliver above-average unit growth. Our focus has remained constant. We continue to invest in companies with the financial strength to raise dividends where applicable, buy back shares and make strategic acquisitions.

Within the technology sector, we have concentrated in the areas of software, semiconductors, telecommunications and networking. Recognized leaders in these areas such as Microsoft, Cisco, Texas Instruments, Lucent, Motorola and Intel, positively contributed to the performance of the Fund during the period.

During the reporting period, we added Dell to the portfolio at what was deemed to be a compelling price. Dell, a market leader in the computer hardware industry, is in our view, well positioned to remain a dominant global franchise in the years ahead.

------------
1 THE INFORMATION PROVIDED REPRESENTS THE OPINION OF THE MANAGER AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE PORTFOLIO.

------------
2 THE S&P 500 INDEX IS A MARKET CAPITALIZATION-WEIGHTED MEASURE OF 500 WIDELY HELD COMMON STOCKS. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

3 PLEASE NOTE THAT THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE AND DISCUSSION OF HOLDINGS IS AS OF MAY 31, 2000. PLEASE REFER TO PAGES 7 AND 8 FOR A COMPLETE LIST AND PERCENTAGE BREAKDOWN OF THE FUND'S HOLDINGS.

--------------------------------------------------------------------------------
2                                        2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

We also eliminated a portion of the Fund's position in Pfizer, using the proceeds from the sale to initiate a position in Amazon.com, a leading Internet retailer. We believe Amazon.com is not only in a good position to remain a dominant force on the Internet, but may also become a truly outstanding global franchise. The recently announced merger of Warner-Lambert and Pfizer led us to eliminate the Fund's holding in Pfizer. Warner-Lambert, remains one of the Fund's largest holdings and we believe that the new Warner/Pfizer combination should prove to be a dominant player in the pharmaceutical sector.

During the period, we also remained committed to the financial services sector. In our view, the underlying fundamentals of the financial services industry are still strong, which is why we owned American International Group, Morgan Stanley Dean Witter, Wells Fargo, Fannie Mae and Household International.

We are planning to add to our positions in Coca-Cola, Gillette, Johnson & Johnson, Merck, and Proctor & Gamble, as we believe the worldwide economic recovery that is now underway should ultimately benefit these global, brand-name companies.

Thank you for investing in the Smith Barney Large Capitalization Growth Fund. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,


/s/ ALAN J. BLAKE
ALAN J. BLAKE
Vice President and
Investment Officer
JUNE 12, 2000


--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                  3

 HISTORICAL PERFORMANCE -- CLASS A SHARES
--------------------------------------------------------------------------------

                                                  NET ASSET VALUE
                                             -------------------------
                                             BEGINNING          END           INCOME         CAPITAL GAIN          TOTAL
PERIOD ENDED                                 OF PERIOD       OF PERIOD       DIVIDENDS       DISTRIBUTIONS       RETURNS(1)
---------------------------------------------------------------------------------------------------------------------------
5/31/00                                       $23.94          $25.64           $0.00             $0.04              7.25%+
---------------------------------------------------------------------------------------------------------------------------
11/30/99                                       17.41           23.94            0.00              0.33             39.50
---------------------------------------------------------------------------------------------------------------------------
11/30/98                                       12.28           17.41            0.02              0.01             42.12
---------------------------------------------------------------------------------------------------------------------------
Inception* -- 11/30/97                         11.88           12.28            0.00              0.00              3.37+
---------------------------------------------------------------------------------------------------------------------------
    TOTAL                                                                      $0.02             $0.38
---------------------------------------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES
--------------------------------------------------------------------------------

                                                  NET ASSET VALUE
                                             -------------------------
                                             BEGINNING          END           INCOME         CAPITAL GAIN          TOTAL
PERIOD ENDED                                 OF PERIOD       OF PERIOD       DIVIDENDS       DISTRIBUTIONS       RETURNS(1)
---------------------------------------------------------------------------------------------------------------------------
5/31/00                                       $23.56          $25.13           $0.00             $0.04              6.82%+
---------------------------------------------------------------------------------------------------------------------------
11/30/99                                       17.26           23.56            0.00              0.33             38.51
---------------------------------------------------------------------------------------------------------------------------
11/30/98                                       12.26           17.26            0.01              0.01             41.02
---------------------------------------------------------------------------------------------------------------------------
Inception* -- 11/30/97                         11.88           12.26            0.00              0.00              3.20+
---------------------------------------------------------------------------------------------------------------------------
    TOTAL                                                                      $0.01             $0.38
---------------------------------------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES
--------------------------------------------------------------------------------

                                                  NET ASSET VALUE
                                             -------------------------
                                             BEGINNING          END           INCOME         CAPITAL GAIN          TOTAL
PERIOD ENDED                                 OF PERIOD       OF PERIOD       DIVIDENDS       DISTRIBUTIONS       RETURNS(1)
---------------------------------------------------------------------------------------------------------------------------
5/31/00                                       $23.56          $25.13           $0.00             $0.04              6.82%+
---------------------------------------------------------------------------------------------------------------------------
11/30/99                                       17.26           23.56            0.00              0.33             38.51
---------------------------------------------------------------------------------------------------------------------------
11/30/98                                       12.26           17.26            0.01              0.01             41.02
---------------------------------------------------------------------------------------------------------------------------
Inception* -- 11/30/97                         11.88           12.26            0.00              0.00              3.20+
---------------------------------------------------------------------------------------------------------------------------
    TOTAL                                                                      $0.01             $0.38
---------------------------------------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES
--------------------------------------------------------------------------------

                                                  NET ASSET VALUE
                                             -------------------------
                                             BEGINNING          END           INCOME         CAPITAL GAIN          TOTAL
PERIOD ENDED                                 OF PERIOD       OF PERIOD       DIVIDENDS       DISTRIBUTIONS       RETURNS(1)
---------------------------------------------------------------------------------------------------------------------------
5/31/00                                       $24.14          $25.90           $0.00             $0.04             7.44%+
---------------------------------------------------------------------------------------------------------------------------
11/30/99                                       17.49           24.14            0.00              0.33            40.00
---------------------------------------------------------------------------------------------------------------------------
11/30/98                                       12.29           17.49            0.02              0.01            42.61
---------------------------------------------------------------------------------------------------------------------------
Inception* -- 11/30/97                         12.66           12.29            0.00              0.00            (2.92)+
---------------------------------------------------------------------------------------------------------------------------
    TOTAL                                                                      $0.02             $0.38
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4                                        2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

 HISTORICAL PERFORMANCE -- CLASS Z SHARES
--------------------------------------------------------------------------------

                                                 NET ASSET VALUE
                                            -------------------------
                                            BEGINNING          END           INCOME         CAPITAL GAIN           TOTAL
PERIOD ENDED                                OF PERIOD       OF PERIOD       DIVIDENDS       DISTRIBUTIONS       RETURNS+(1)
---------------------------------------------------------------------------------------------------------------------------
5/31/00                                      $24.02          $25.77           $0.00             $0.04              7.44%
---------------------------------------------------------------------------------------------------------------------------
Inception* -- 11/30/99                        19.48           24.02            0.00              0.33             25.08
---------------------------------------------------------------------------------------------------------------------------
    TOTAL                                                                     $0.00             $0.37
---------------------------------------------------------------------------------------------------------------------------

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                              WITHOUT SALES CHARGES(1)
                                                    ----------------------------------------------------------------------------
                                                    CLASS A          CLASS B          CLASS L          CLASS Y          CLASS Z
--------------------------------------------------------------------------------------------------------------------------------
Six Months Ended 5/31/00+                             7.25%            6.82%            6.82%            7.44%            7.44%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31/00                                   23.63            22.65            22.65            24.10            24.07
--------------------------------------------------------------------------------------------------------------------------------
Inception* through 5/31/00                           33.07            32.08            32.08            32.21            23.40
--------------------------------------------------------------------------------------------------------------------------------


                                                                               WITH SALES CHARGES(2)
                                                    ----------------------------------------------------------------------------
                                                    CLASS A          CLASS B          CLASS L          CLASS Y          CLASS Z
--------------------------------------------------------------------------------------------------------------------------------
Six Months Ended 5/31/00+                             1.89%            1.82%            4.74%            7.44%            7.44%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31/00                                   17.44            17.65            20.43            24.10            24.07
--------------------------------------------------------------------------------------------------------------------------------
Inception* through 5/31/00                           30.60            31.41            31.60            32.21            23.40
--------------------------------------------------------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                     WITHOUT SALES CHARGES(1)
---------------------------------------------------------------------------------------------
Class A (Inception* through 5/31/00)                                         119.79%
---------------------------------------------------------------------------------------------
Class B (Inception* through 5/31/00)                                         115.31
---------------------------------------------------------------------------------------------
Class L (Inception* through 5/31/00)                                         115.31
---------------------------------------------------------------------------------------------
Class Y (Inception* through 5/31/00)                                         108.25
---------------------------------------------------------------------------------------------
Class Z (Inception* through 5/31/00)                                          34.39
---------------------------------------------------------------------------------------------


          (1) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A AND L SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS B AND L SHARES.
          (2) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE. IN ADDITION, CLASS A AND L SHARES REFLECT THE DEDUCTION OF THE MAXIMUM INITIAL SALES CHARGES OF 5.00% AND 1.00%, RESPECTIVELY; CLASS B SHARES REFLECT THE DEDUCTION OF A 5.00% CDSC, WHICH APPLIES IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM PURCHASE. THEREAFTER, THE CDSC DECLINES BY 1.00% PER YEAR UNTIL NO CDSC IS INCURRED. CLASS L SHARES ALSO REFLECT THE DEDUCTION OF A 1.00% CDSC, WHICH APPLIES IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.
          * INCEPTION DATE FOR CLASS A, B AND L SHARES IS AUGUST 29, 1997. INCEPTION DATES FOR CLASS Y AND Z SHARES ARE OCTOBER 15, 1997 AND JANUARY 4, 1999, RESPECTIVELY.
          + TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                  5

 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND AT A GLANCE (UNAUDITED)
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN CLASS A, B AND L SHARES OF THE
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND VS. STANDARD & POOR'S 500 INDEX+
--------------------------------------------------------------------------------

                            AUGUST 1997 -- MAY 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     SMITH BARNEY                 SMITH BARNEY                 SMITH BARNEY
              LARGE CAPITALIZATION GROWTH  LARGE CAPITALIZATION GROWTH  LARGE CAPITALIZATION GROWTH
                 FUND - CLASS A SHARES        FUND - CLASS B SHARES        FUND - CLASS L SHARES     STANDARD & POOR'S 500 INDEX
Aug 29, 1997                      $ 9,496                      $10,000                      $10,000                      $10,000
Nov 1997                          $ 9,816                      $ 9,820                      $10,117                      $10,667
May 1998                          $12,043                      $12,114                      $12,388                      $12,274
Nov 1998                          $13,950                      $14,153                      $14,407                      $13,367
May 1999                          $16,883                      $17,155                      $17,379                      $15,051
Nov 1999                          $19,460                      $19,857                      $19,955                      $16,159
May 31, 2000                      $20,872                      $21,231                      $21,316                      $16,527

+ The above chart represents a hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on August 29, 1997, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares at the time of investment, and reinvestment of dividends and capital gains, if any, through May 31, 2000. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A, B and L shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

  ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

INDUSTRY DIVERSIFICATION OF COMMON STOCK*
----------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods        3.8%
Consumer Durables    2.4%
Consumer Goods      16.5%
Consumer Services    8.3%
Financial Services  24.0%
Health Care         16.1%
Semiconductors      18.1%
Software/PC's        3.9%
Telecommunications   6.9%


* As a percentage of total common stock.

TOP TEN HOLDINGS*                                             AS OF MAY 31, 2000
------------------------------------------------



                   1.   INTEL CORP.                                   7.2%
----------------------------------------------------------------------------
                   2.   TEXAS INSTRUMENTS INC.                        7.0
----------------------------------------------------------------------------
                   3.   WARNER-LAMBERT CO.                            4.4
----------------------------------------------------------------------------
                   4.   THE WALT DISNEY CO.                           4.2
----------------------------------------------------------------------------
                   5.   AMERICA ONLINE, INC.                          4.1
----------------------------------------------------------------------------
                   6.   MERRILL LYNCH & CO., INC.                     4.1
----------------------------------------------------------------------------
                   7.   XILINX, INC.                                  3.9
----------------------------------------------------------------------------
                   8.   AMGEN INC.                                    3.8
----------------------------------------------------------------------------
                   9.   THE COCA-COLA CO.                             3.8
----------------------------------------------------------------------------
                  10.   WELLS FARGO & CO.                             3.5
----------------------------------------------------------------------------


--------------------------------------------------------------------------------
6                                        2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

 SCHEDULE OF INVESTMENTS (UNAUDITED)                               MAY 31, 2000
--------------------------------------------------------------------------------

        SHARES                                      SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCK -- 99.6%

CAPITAL GOODS -- 3.7%
       1,950,000          General Electric Co.                                          $  102,618,750
       1,100,000          Tyco International Ltd.                                           51,768,750
-------------------------------------------------------------------------------------------------------
                          154,387,500
-------------------------------------------------------------------------------------------------------

CONSUMER DURABLES -- 2.3%
       2,000,000          The Home Depot, Inc.                                              97,625,000
-------------------------------------------------------------------------------------------------------

CONSUMER GOODS -- 16.5%
       1,400,000          Amazon.com, Inc.+                                                 67,637,500
       2,900,000          The Coca-Cola Co.                                                154,787,500
       4,150,000          The Gillette Co.                                                 138,506,250
       1,800,000          McDonald's Corp.                                                  64,462,500
       2,100,000          PepsiCo, Inc.                                                     85,443,750
       1,025,000          The Procter & Gamble Co.                                          68,162,500
       1,250,000          Wm. Wrigley Jr. Co.                                              100,078,125
-------------------------------------------------------------------------------------------------------
                          679,078,125
-------------------------------------------------------------------------------------------------------

CONSUMER SERVICES -- 8.3%
       3,200,000          America Online, Inc.+                                            169,600,000
       4,100,000          The Walt Disney Co.                                              172,968,750
-------------------------------------------------------------------------------------------------------
                          342,568,750
-------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES -- 23.9%
         850,000          American International Group Inc.                                 95,678,125
       2,500,000          Bank One Corp.                                                    82,656,250
           2,300          Berkshire Hathaway Inc.+                                         134,780,000
       1,480,000          Fannie Mae                                                        88,985,000
       3,000,000          Household International Inc.                                     141,000,000
       1,700,000          Merrill Lynch & Co., Inc.                                        167,662,500
       1,800,000          Morgan Stanley Dean Witter & Co.                                 129,487,500
       3,200,000          Wells Fargo & Co.                                                144,800,000
-------------------------------------------------------------------------------------------------------
                          985,049,375
-------------------------------------------------------------------------------------------------------

HEALTH CARE -- 16.0%
       2,440,000          Amgen Inc.+                                                      155,245,000
       1,500,000          Eli Lilly & Co.                                                  114,187,500
         900,000          Johnson & Johnson                                                 80,550,000
         800,000          Merck & Co., Inc.                                                 59,700,000
       1,600,000          Pfizer Inc.                                                       71,300,000
       1,470,000          Warner-Lambert Co.                                               179,523,750
-------------------------------------------------------------------------------------------------------
                          660,506,250
-------------------------------------------------------------------------------------------------------

SEMICONDUCTORS -- 18.1%
       2,380,000          Intel Corp.                                                      296,756,250
       4,000,000          Texas Instruments Inc.                                           289,000,000
       2,100,000          Xilinx, Inc.+                                                    159,862,500
-------------------------------------------------------------------------------------------------------
                          745,618,750
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                  7

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                   MAY 31, 2000
--------------------------------------------------------------------------------

        SHARES                                      SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
SOFTWARE/PC'S -- 3.9%
       1,100,000          Dell Computer Corp.+                                          $   47,437,500
       1,200,000          Microsoft Corp.+                                                  75,075,000
       4,700,000          Novell Inc.+                                                      39,068,750
-------------------------------------------------------------------------------------------------------
                          161,581,250
-------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS -- 6.9%
       1,320,000          Cisco Systems, Inc.+                                              75,240,000
       2,000,000          Lucent Technologies Inc.                                         114,750,000
       1,000,000          Motorola Inc.                                                     93,750,000
-------------------------------------------------------------------------------------------------------
                          283,740,000
-------------------------------------------------------------------------------------------------------
                          TOTAL COMMON STOCK
                          (Cost -- $2,930,515,520)                                       4,110,155,000
-------------------------------------------------------------------------------------------------------

         FACE
        AMOUNT                                      SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.4%
     $16,645,000          Morgan Stanley Dean Witter & Co., 6.330% due 6/1/00;
                          Proceeds at maturity -- $16,647,927; (Fully collateralized by U.S. Treasury Notes and Bonds, 6.250% to 9.375% due
                          5/31/01
                          to 8/29/15; Market value -- $17,563,366) (Cost --
                          $16,645,000)                                                      16,645,000
-------------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENTS -- 100%
                          (Cost -- $2,947,160,520*)                                     $4,126,800,000
-------------------------------------------------------------------------------------------------------

          +             NON-INCOME PRODUCING SECURITY.
          *             AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS
                        SUBSTANTIALLY THE SAME.


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
8                                        2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                   MAY 31, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost --
     $2,947,160,520)                 $4,126,800,000
   Cash                                         261
   Receivable for Fund shares sold        5,841,089
   Dividends and interest
     receivable                           2,589,202
---------------------------------------------------
   TOTAL ASSETS                       4,135,230,552
---------------------------------------------------
LIABILITIES:
   Management fees payable                2,764,860
   Distribution fees payable              1,080,825
   Payable for Fund shares
     purchased                              201,471
   Accrued expenses                         435,636
---------------------------------------------------
   TOTAL LIABILITIES                      4,482,792
---------------------------------------------------
TOTAL NET ASSETS                     $4,130,747,760
---------------------------------------------------
NET ASSETS:
   Par value of shares of
     beneficial interest             $      163,283
   Capital paid in excess of par
     value                            2,946,176,439
   Accumulated net investment loss      (18,018,198)
   Accumulated net realized gain
     from security transactions          22,786,756
   Net unrealized appreciation of
     investments                      1,179,639,480
---------------------------------------------------
TOTAL NET ASSETS                     $4,130,747,760
---------------------------------------------------
SHARES OUTSTANDING:
   Class A                               36,079,713
   ------------------------------------------------
   Class B                               79,316,582
   ------------------------------------------------
   Class L                               35,535,233
   ------------------------------------------------
   Class Y                                8,266,342
   ------------------------------------------------
   Class Z                                4,085,290
   ------------------------------------------------
NET ASSET VALUE:
   Class A (and redemption price)    $        25.64
   ------------------------------------------------
   Class B *                         $        25.13
   ------------------------------------------------
   Class L **                        $        25.13
   ------------------------------------------------
   Class Y (and redemption price)    $        25.90
   ------------------------------------------------
   Class Z (and redemption price)    $        25.77
   ------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER
 SHARE:
   Class A (net asset value plus
   5.26% of net asset value per
   share)                            $        26.99
   ------------------------------------------------
   Class L (net asset value plus
   1.01% of net asset value per
   share)                            $        25.38
---------------------------------------------------




          * REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM PURCHASE (SEE NOTE 2).
         ** REDEMPTION PRICE IS NAV OF CLASS L SHARES REDUCED BY A 1.00% CDSC IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.


                    SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                  9

 STATEMENT OF OPERATIONS (UNAUDITED)      FOR THE SIX MONTHS ENDED MAY 31, 2000
--------------------------------------------------------------------------------


INVESTMENT INCOME:
   Dividends                                                  $   13,162,445
   Interest                                                          271,886
----------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME                                        13,434,331
----------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                     14,733,648
   Management fees (Note 2)                                       14,644,537
   Shareholder and system servicing fees                           1,779,047
   Shareholder communications                                        177,160
   Custody                                                            43,169
   Trustees' fees                                                     30,100
   Audit and legal                                                    15,541
   Registration fees                                                  10,060
   Other                                                              19,267
----------------------------------------------------------------------------
   TOTAL EXPENSES                                                 31,452,529
----------------------------------------------------------------------------
NET INVESTMENT LOSS                                              (18,018,198)
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                         184,380,865
     Cost of securities sold                                     161,541,268
----------------------------------------------------------------------------
   NET REALIZED GAIN                                              22,839,597
----------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                         938,508,951
     End of period                                             1,179,639,480
----------------------------------------------------------------------------
   INCREASE IN NET UNREALIZED APPRECIATION                       241,130,529
----------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                          263,970,126
----------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                        $  245,951,928
----------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
10                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED)
AND THE YEAR ENDED NOVEMBER 30, 1999



                                                2000            1999

--------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                           $  (18,018,198) $  (18,864,046)
   Net realized gain                                 22,839,597      38,286,757
   Increase in net unrealized appreciation          241,130,529     686,959,103
--------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM OPERATIONS           245,951,928     706,381,814
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                (5,788,956)    (45,818,445)
--------------------------------------------------------------------------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS                                    (5,788,956)    (45,818,445)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
   Net proceeds from sale of shares                 885,732,727   1,909,438,955
   Net asset value of shares issued for
     reinvestment of dividends                        5,274,638      41,731,562
   Cost of shares reacquired                       (419,465,362)   (475,115,261)
--------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS                                   471,542,003   1,476,055,256
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS                              711,704,975   2,136,618,625
NET ASSETS:
   Beginning of period                            3,419,042,785   1,282,424,160
--------------------------------------------------------------------------------


   END OF PERIOD*                                $4,130,747,760  $3,419,042,785
--------------------------------------------------------------------------------
* Includes accumulated net investment loss of:   $  (18,018,198)             --
--------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                11

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Smith Barney Large Capitalization Growth Fund ("Fund") is a separate diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and six other separate investment funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Mid Cap Blend Fund, Smith Barney S&P 500 Index Fund, Smith Barney U.S. 5000 Index Fund and Smith Barney EAFE Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and ask price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; interest income is recorded on the accrual basis; (e) realized gains or losses on the sale of securities are calculated based on the specific identification method;
(f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class;
(g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At November 30, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, accumulated net investment loss amounting to $18,864,046 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change;
(j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and

--------------------------------------------------------------------------------

12                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------
type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the six months ended May 31, 2000, the Fund paid transfer agent fees of $1,671,467 to CFTC.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

SSB acts as the primary broker for its portfolio agency transactions. For the six months ended May 31, 2000, SSB received total brokerage commissions of $23,375.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended May 31, 2000, CFBDS and SSB received sales charges of approximately $2,000,000 and $2,151,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:



                                      CLASS A     CLASS B     CLASS L

-----------------------------------------------------------------------
CDSCs                                 $19,000    $1,681,000   $178,000
-----------------------------------------------------------------------


Pursuant to the Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended May 31, 2000, total Distribution Plan fees incurred were:



                                      CLASS A     CLASS B     CLASS L

-----------------------------------------------------------------------
Distribution Plan Fees               $1,101,094  $9,584,019  $4,048,535
-----------------------------------------------------------------------


All officers and one Trustee of the Fund are employees of SSB.

3. INVESTMENTS

During the six months ended May 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:



-----------------------------------------
Purchases                   $620,851,551
-----------------------------------------
Sales                        184,380,865
-----------------------------------------


At May 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:



------------------------------------  -------------
Gross unrealized appreciation        $1,376,006,847
Gross unrealized depreciation          (196,367,367)
---------------------------------------------------
Net unrealized appreciation          $1,179,639,480
---------------------------------------------------


4. REPURCHASE AGREEMENTS

The Fund purchases, and its custodian takes possession of, U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------

SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                 13

--------------------------------------------------------------------------------

5. SHARES OF BENEFICIAL INTEREST

At May 31, 2000, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an indentical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At May 31, 2000, total paid-in capital amounted to the following for each class:


                                  CLASS A        CLASS B         CLASS L        CLASS Y        CLASS Z
----------------------------------------------------------------------------------------------------------
Total Paid-in Capital           $637,327,310   $1,413,288,586  $696,513,452   $109,201,897    $90,008,477
----------------------------------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                          SIX MONTHS ENDED               YEAR ENDED
                                            MAY 31, 2000             NOVEMBER 30, 1999
                                     --------------------------  --------------------------
                                       SHARES        AMOUNT        SHARES        AMOUNT
-------------------------------------------------------------------------------------------
CLASS A
Shares sold                           10,616,009  $ 268,892,775   23,731,239  $ 505,854,149
Shares issued on reinvestment             49,590      1,228,836      431,103      9,948,950
Shares reacquired                     (6,761,405)  (171,316,490) (10,631,459)  (230,412,224)
-------------------------------------------------------------------------------------------
Net Increase                           3,904,194  $  98,805,121   13,530,883  $ 285,390,875
-------------------------------------------------------------------------------------------
CLASS B
Shares sold                           13,408,303  $ 332,602,937   42,889,477  $ 899,051,446
Shares issued on reinvestment            110,935      2,694,506      976,603     22,200,016
Shares reacquired                     (6,794,386)  (169,720,250)  (8,143,078)  (173,222,099)
-------------------------------------------------------------------------------------------
Net Increase                           6,724,852  $ 165,577,193   35,723,002  $ 748,029,363
-------------------------------------------------------------------------------------------
CLASS L
Shares sold                            9,737,492  $ 242,448,513   20,331,362  $ 427,811,707
Shares issued on reinvestment             49,716      1,207,611      378,887      8,620,818
Shares reacquired                     (3,024,821)   (75,566,122)  (2,812,646)   (60,235,428)
-------------------------------------------------------------------------------------------
Net Increase                           6,762,387  $ 168,090,002   17,897,603  $ 376,197,097
-------------------------------------------------------------------------------------------
CLASS Y
Shares sold                              546,333  $  13,906,965      404,218  $   8,664,910
Shares issued on reinvestment                 --             --            1             23
Shares reacquired                           (924)       (24,045)    (319,814)    (7,000,000)
-------------------------------------------------------------------------------------------
Net Increase                             545,409  $  13,882,920       84,405  $   1,664,933
-------------------------------------------------------------------------------------------
CLASS Z*
Shares sold                            1,088,715  $  27,881,537    3,251,720  $  68,056,743
Shares issued on reinvestment              5,771        143,685       41,505        961,755
Shares reacquired                       (109,673)    (2,838,455)    (192,748)    (4,245,510)
-------------------------------------------------------------------------------------------
Net Increase                             984,813  $  25,186,767    3,100,477  $  64,772,988
-------------------------------------------------------------------------------------------


          * FOR CLASS Z SHARES, TRANSACTIONS ARE FOR THE PERIOD FROM JANUARY 4, 1999 (INCEPTION DATE) TO NOVEMBER 30, 1999.


6. SUBSEQUENT EVENT

Effective June 5, 2000, the Board of Trustees of the Fund has approved a Distribution Agreement with SSB, replacing the Distribution Agreement with CFBDS.

--------------------------------------------------------------------------------

14                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, EXCEPT WHERE NOTED:



CLASS A SHARES                            2000(1)(2)        1999(2)        1998(2)        1997(3)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                      $23.94          $17.41         $12.28         $11.88
-------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)                (0.05)          (0.06)         (0.04)          0.01
  Net realized and unrealized gain             1.79            6.92           5.20           0.39
-------------------------------------------------------------------------------------------------
Total Income From Operations                   1.74            6.86           5.16           0.40
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                          --              --          (0.02)            --
  Net realized gains                          (0.04)          (0.33)         (0.01)            --
-------------------------------------------------------------------------------------------------
Total Distributions                           (0.04)          (0.33)         (0.03)            --
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $25.64          $23.94         $17.41         $12.28
-------------------------------------------------------------------------------------------------
TOTAL RETURN                                   7.25%++        39.50%         42.12%          3.37%++
-------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)           $925,070        $770,392       $324,664       $111,063
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                     1.11%+          1.15%          1.19%          1.15%+
  Net investment income (loss)                (0.43)+         (0.27)         (0.38)          0.38+
-------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                           5%              9%            14%             1%
-------------------------------------------------------------------------------------------------

         (1)            FOR THE SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED).
         (2)            PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY
                        AVERAGE SHARES METHOD.
         (3)            FOR THE PERIOD FROM AUGUST 29, 1997 (INCEPTION DATE) TO
                        NOVEMBER 30, 1997.
         ++             TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE
                        REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
          +             ANNUALIZED.

--------------------------------------------------------------------------------

SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                 15

--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, EXCEPT WHERE NOTED:


CLASS B SHARES                       2000(1)(2)      1999(2)      1998(2)    1997(3)
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                 $23.56        $17.26       $12.26     $11.88
------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss                    (0.14)        (0.22)       (0.17)     (0.01)
  Net realized and unrealized gain        1.75          6.85         5.19       0.39
------------------------------------------------------------------------------------
Total Income From Operations              1.61          6.63         5.02       0.38
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                     --            --        (0.01)        --
  Net realized gains                     (0.04)        (0.33)       (0.01)        --
------------------------------------------------------------------------------------
Total Distributions                      (0.04)        (0.33)       (0.02)        --
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $25.13        $23.56       $17.26     $12.26
------------------------------------------------------------------------------------
TOTAL RETURN                              6.82%++      38.51%       41.02%      3.20%++
------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)     1$,993,286     $1,710,004   $636,464   $179,598
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                1.86%+        1.89%        1.95%      1.90%+
  Net investment loss                    (1.17)+       (1.01)       (1.14)     (0.37)+
------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                      5%            9%          14%         1%
------------------------------------------------------------------------------------



         (1)            FOR THE SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED).
         (2)            PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY
                        AVERAGE SHARES METHOD.
         (3)            FOR THE PERIOD FROM AUGUST 29, 1997 (INCEPTION DATE) TO
                        NOVEMBER 30, 1997.
         ++             TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE
                        REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
          +             ANNUALIZED.


--------------------------------------------------------------------------------

16                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, EXCEPT WHERE NOTED:

CLASS L SHARES                       2000(1)(2)      1999(2)     1998(2)(3)    1997(4)
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                 $23.56        $17.26        $12.26      $11.88
--------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss                    (0.14)        (0.22)        (0.17)      (0.01)
  Net realized and unrealized gain        1.75          6.85          5.19        0.39
--------------------------------------------------------------------------------------
Total Income From Operations              1.61          6.63          5.02        0.38
--------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                     --            --         (0.01)         --
  Net realized gains                     (0.04)        (0.33)        (0.01)         --
--------------------------------------------------------------------------------------
Total Distributions                      (0.04)        (0.33)        (0.02)         --
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $25.13        $23.56        $17.26      $12.26
--------------------------------------------------------------------------------------
TOTAL RETURN                              6.82%++      38.51%        41.02%       3.20%++
--------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)      $893,037      $677,792      $187,741    $ 37,224
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                1.86%+        1.89%         1.96%       1.90%+
  Net investment loss                    (1.17)+       (1.01)        (1.14)      (0.38)+
--------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                      5%            9%           14%          1%
--------------------------------------------------------------------------------------



         (1)            FOR THE SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED).
         (2)            PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY
                        AVERAGE SHARES METHOD.
         (3)            ON JUNE 12, 1998, CLASS C SHARES WERE RENAMED CLASS L
                        SHARES.
         (4)            FOR THE PERIOD FROM AUGUST 29, 1997 (INCEPTION DATE) TO
                        NOVEMBER 30, 1997.
         ++             TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE
                        REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
          +             ANNUALIZED.


--------------------------------------------------------------------------------

SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                 17

--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, EXCEPT WHERE NOTED:



CLASS Y SHARES                       2000(1)(2)      1999(2)      1998(2)    1997(3)
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                 $24.14        $17.49       $12.29     $12.66
------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)           (0.00)*        0.02        (0.00)*     0.01
  Net realized and unrealized gain
    (loss)                                1.80          6.96         5.23      (0.38)
------------------------------------------------------------------------------------
Total Income (Loss) From Operations       1.80          6.98         5.23      (0.37)
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                     --            --        (0.02)        --
  Net realized gains                     (0.04)        (0.33)       (0.01)        --
------------------------------------------------------------------------------------
Total Distributions                      (0.04)        (0.33)       (0.03)        --
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $25.90        $24.14       $17.49     $12.29
------------------------------------------------------------------------------------
TOTAL RETURN                              7.44%++      40.00%       42.61%     (2.92)%++
------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)      $214,065      $186,369     $133,556   $ 84,758
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                0.75%+        0.78%        0.83%      0.82%+
  Net investment income (loss)           (0.07)+        0.09        (0.02)      0.54+
------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                      5%            9%          14%         1%
------------------------------------------------------------------------------------



         (1)            FOR THE SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED).
         (2)            PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY
                        AVERAGE SHARES METHOD.
         (3)            FOR THE PERIOD FROM OCTOBER 15, 1997 (INCEPTION DATE) TO
                        NOVEMBER 30, 1997.
          *             AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
         ++             TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE
                        REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
          +             ANNUALIZED.


--------------------------------------------------------------------------------

18                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD ENDED NOVEMBER 30, EXCEPT WHERE NOTED:



CLASS Z SHARES                       2000(1)(2)  1999(2)(3)

-----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                 $24.02     $19.48
-----------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)           (0.00)*     0.02
  Net realized and unrealized gain        1.79       4.85
-----------------------------------------------------------
Total Income From Operations              1.79       4.87
-----------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                     --         --
  Net realized gains                     (0.04)     (0.33)
-----------------------------------------------------------
Total Distributions                      (0.04)     (0.33)
-----------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $25.77     $24.02
-----------------------------------------------------------
TOTAL RETURN++                            7.44%     25.08%
-----------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)      $105,290    $74,486
-----------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses                                0.75%      0.78%
  Net investment income (loss)           (0.06)      0.11
-----------------------------------------------------------
PORTFOLIO TURNOVER RATE                      5%         9%
-----------------------------------------------------------




         (1)            FOR THE SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED).
         (2)            PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY
                        AVERAGE SHARES METHOD.
         (3)            FOR THE PERIOD FROM JANUARY 4, 1999 (INCEPTION DATE) TO
                        NOVEMBER 30, 1999.
          *             AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
         ++             TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE
                        REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
          +             ANNUALIZED.


--------------------------------------------------------------------------------

SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                 19

SMITH BARNEY LARGE
CAPITALIZATION GROWTH FUND

TRUSTEES
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, CHAIRMAN
Cornelius C. Rose, Jr.

James J. Crisona, EMERITUS

OFFICERS
Heath B. McLendon
CHIEF EXECUTIVE OFFICER

Lewis E. Daidone
SENIOR VICE PRESIDENT
AND TREASURER

Alan J. Blake
VICE PRESIDENT AND
INVESTMENT OFFICER

Paul A. Brook
CONTROLLER

Christina T. Sydor
SECRETARY

INVESTMENT MANAGER
SSB Citi Fund Management LLC

DISTRIBUTOR
CFBDS, Inc.

CUSTODIAN
PFPC Trust Company

TRANSFER AGENT
Citi Fiduciary Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of the shareholders of Smith Barney Investment Trust -- Smith Barney Large Capitalization Growth Fund, but it may also be used as sales literature when preceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after August 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

[LOGO]

SALOMON SMITH BARNEY IS A SERVICE MARK OF SALOMON SMITH BARNEY, INC.

SMITH BARNEY LARGE
CAPITALIZATION GROWTH FUND

Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD01520 7/00